[GRAPHIC]

THE OAKMARK FUND

THE OAKMARK SELECT FUND

THE OAKMARK SMALL CAP FUND

THE OAKMARK EQUITY AND INCOME FUND

THE OAKMARK GLOBAL FUND

THE OAKMARK INTERNATIONAL FUND

THE OAKMARK INTERNATIONAL SMALL CAP FUND


THIRD QUARTER REPORT

JUNE 30, 2003

ADVISED BY HARRIS ASSOCIATES L.P.

[OAKMARK FAMILY OF FUNDS LOGO]

THE OAKMARK FAMILY OF FUNDS
      2003 THIRD QUARTER REPORT

      PRESIDENTS' LETTER                                                               1

      SUMMARY INFORMATION                                                              2

      COMMENTARY ON THE OAKMARK AND OAKMARK SELECT FUNDS                               4

      THE OAKMARK FUND
         Letter from the Portfolio Managers                                            6
         Schedule of Investments                                                       7

      THE OAKMARK SELECT FUND
         Letter from the Portfolio Managers                                           11
         Schedule of Investments                                                      12

      THE OAKMARK SMALL CAP FUND
         Letter from the Portfolio Managers                                           14
         Schedule of Investments                                                      16

      THE OAKMARK EQUITY AND INCOME FUND
         Letter from the Portfolio Managers                                           19
         Schedule of Investments                                                      21

      THE OAKMARK GLOBAL FUND
         Letter from the Portfolio Managers                                           27
         Global Diversification Chart                                                 29
         Schedule of Investments                                                      30

      COMMENTARY ON THE INTERNATIONAL AND INTERNATIONAL SMALL CAP FUNDS               34

      THE OAKMARK INTERNATIONAL FUND
         Letter from the Portfolio Managers                                           35
         International Diversification Chart                                          36
         Schedule of Investments                                                      37

      THE OAKMARK INTERNATIONAL SMALL CAP FUND
         Letter from the Portfolio Managers                                           42
         International Diversification Chart                                          43
         Schedule of Investments                                                      44

      OAKMARK PHILOSOPHY AND PROCESS                                                  51

      THE OAKMARK GLOSSARY                                                            52

      TRUSTEES AND OFFICERS                                                           53

FOR MORE INFORMATION

Access our web site at www.oakmark.com to obtain a prospectus, an application or periodic reports, or call 1-800-OAKMARK (1-800-625-6275) or (617) 449-6274.

Turn to the end of this report to read about Oakmark's Philosophy and Process and look up financial terms in the Oakmark Glossary.

PRESIDENTS' LETTER

DEAR FELLOW SHAREHOLDERS:

The second quarter of 2003 proved much stronger than the first as the market rebounded significantly and the major indices posted double-digit quarterly returns. Several developments seem to have caused the bounce: abatement of war fears, solid first-quarter corporate earnings, a healthier picture for the economy and corporate profits, continued interest rate reductions by the Fed, and a $350 billion tax-cut package from the federal government.

Like you, we've read headlines such as "How Long Can the Rally Last?" These headlines frustrate us because we have never thought in terms of "catching a rally" or riding the tide of the next market wave. We do not encourage it for our investors, either. During the recent market rally--and the difficult time preceding it--we have continued to find attractive values across industries, both domestic and international. This is because we don't focus on where stocks have been, but on current valuation and the potential for growth in value over the long term. So while volatile markets tempt investors to engage in market timing, we encourage you to consider a company's fundamental long-term prospects in the context of an attractive valuation. Short-term market gains can be very enticing, but everyone's expectations should focus on the reality of long-term equity returns, which we believe likely to remain attractive.

CORPORATE GOVERNANCE--ATTENDING TO SHAREHOLDER CAPITAL

When identifying potential investments, we as value investors focus critically on a company's intrinsic business value. But an integral part of our approach also centers on corporate governance and managements' incentives to grow business value. For some investors in the wake of recent corporate scandals, identifying strong managements has become a new focus, but at Harris Associates it has been an essential aspect of our process for over a quarter century. We seek out managers who are good custodians of shareholder capital: those that have a track record of success, are economically aligned with outside shareholders, and have pay structures tied to actions that drive long-term equity values. We believe this focus is a critical way to preserve our--and, subsequently, your--interests as long-term shareholders. Few individuals would start up a small business with a partner they did not trust, and we believe that principle should be applied to all equity investments. A history of value creation, intelligent deployment of cash, and long-term strategic vision are important fundamentals for company managements--elements all investors should closely evaluate before buying a stock.

[PHOTO OF ROBERT M. LEVY AND JOHN R. RAITT]

CONSIDERING YOUR INVESTMENT ALTERNATIVES

After three years of a rocky stock market, individual investors generally remain timid about equity investing. However, it is essential to maintain a thoughtful perspective on investment options and choose the highest return opportunities relative to the level of risk you are comfortable taking. As interest rates have reached historic low levels, money market investments now offer about a 1% annual return and 10-year treasuries yield slightly above 3%. On the other hand, the average stock offers a dividend yield of about 2% and potential earnings growth of 6-7%. This 8-9% projected value growth looks quite attractive to us compared to the alternatives. This value growth can be compounded by purchasing undervalued companies, which we seek to do.

In the following Oakmark portfolio manager letters you'll find out more about important issues related to corporate governance (Oakmark and Oakmark Select), and where our domestic and international teams are finding value.

Thank you for your continued investment and commitment to The Oakmark Family of Funds, especially during these extended periods of market uncertainty. We welcome your comments and questions; you can reach us via email at ContactOakmark@oakmark.com.


/s/ Robert M. Levy                 /s/ John R. Raitt

ROBERT M. LEVY                     JOHN R. RAITT
PRESIDENT                          PRESIDENT AND CEO
OF THE OAKMARK FUNDS               OF HARRIS ASSOCIATES L.P.

THE OAKMARK FAMILY OF FUNDS
      SUMMARY INFORMATION

                                                                       THE OAKMARK                      THE OAKMARK
                                    THE OAKMARK                          SELECT                          SMALL CAP
PERFORMANCE FOR PERIOD                 FUND                               FUND                             FUND
ENDED JUNE 30, 2003(1)                (OAKMX)                            (OAKLX)                          (OAKSX)
----------------------------------------------------------------------------------------------------------------------------
3 MONTHS*                              16.95%                              16.20%                          16.92%
----------------------------------------------------------------------------------------------------------------------------
6 MONTHS*                              12.17%                              15.62%                           8.05%
----------------------------------------------------------------------------------------------------------------------------
1 YEAR                                  0.57%                               7.39%                         -10.18%
----------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL
 RETURN FOR:

  3 YEAR                               10.78%                              15.84%                           8.05%
----------------------------------------------------------------------------------------------------------------------------
  5 YEAR                                1.96%                              13.06%                          -0.37%
----------------------------------------------------------------------------------------------------------------------------
  10 YEAR                              11.49%                                N/A                             N/A
----------------------------------------------------------------------------------------------------------------------------
  SINCE INCEPTION                      16.84%                              22.08%                           9.53%
                                     (8/5/91)                           (11/1/96)                       (11/1/95)
----------------------------------------------------------------------------------------------------------------------------
  VALUE OF $10,000
   FROM INCEPTION DATE              $ 63,826                            $ 37,806                        $ 20,092
----------------------------------------------------------------------------------------------------------------------------
TOP FIVE EQUITY HOLDINGS    Washington                         Washington                      eFunds Corporation        4.5%
 AS OF JUNE 30, 2003(2)      Mutual, Inc.            3.6%       Mutual, Inc.         17.9%     Tupperware
                            H&R Block, Inc.          2.9%      H&R Block, Inc.        7.7%      Corporation              4.2%
                            Fannie Mae               2.5%      Yum! Brands, Inc.      5.5%     Ralcorp Holdings, Inc.    4.2%
COMPANY AND % OF TOTAL      The Home                           The Kroger Company     4.2%     Checkpoint
 NET ASSETS                  Depot, Inc.             2.4%      First Data                       Systems, Inc.            4.0%
                            Yum! Brands, Inc.        2.4%       Corporation           4.2%     Insituform
                                                                                                Technologies, Inc.
                                                                                                Class A                  3.8%
----------------------------------------------------------------------------------------------------------------------------
TOP FIVE INDUSTRIES         Retail                   9.9%      Banks & Thrifts       17.9%     Banks & Thrifts           7.8%
 AS OF JUNE 30, 2003        Pharmaceuticals          8.9%      Other Consumer                  Computer Software         7.7%
                            Food & Beverage          8.3%       Goods & Services     11.4%     Food & Beverage           7.4%
                            Banks & Thrifts          6.9%      Retail                10.8%     Oil & Natural Gas         6.1%
INDUSTRIES AND % OF TOTAL   Other Consumer                     Information                     Other Consumer
 NET ASSETS                  Goods & Services        6.3%       Services              7.0%      Goods & Services         6.0%
                                                               Pharmaceuticals        6.7%
----------------------------------------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized

                                   THE OAKMARK                         THE OAKMARK                      THE OAKMARK
                                    EQUITY AND                           GLOBAL                        INTERNATIONAL
PERFORMANCE FOR PERIOD             INCOME FUND                            FUND                              FUND
ENDED JUNE 30, 2003(1)                (OAKBX)                            (OAKGX)                           (OAKIX)
----------------------------------------------------------------------------------------------------------------------------
3 MONTHS*                              13.20%                              33.51%                          25.43%
----------------------------------------------------------------------------------------------------------------------------
6 MONTHS*                              10.62%                              19.41%                          10.73%
----------------------------------------------------------------------------------------------------------------------------
1 YEAR                                  7.33%                              12.89%                          -6.98%
----------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL
 RETURN FOR:

  3 YEAR                               13.69%                              16.05%                           0.41%
----------------------------------------------------------------------------------------------------------------------------
  5 YEAR                               11.19%                                N/A                            6.84%
----------------------------------------------------------------------------------------------------------------------------
  10 YEAR                                N/A                                 N/A                            8.65%
----------------------------------------------------------------------------------------------------------------------------
  SINCE INCEPTION                      14.24%                              13.19%(3)                       10.12%
                                    (11/1/95)                            (8/4/99)                       (9/30/92)
----------------------------------------------------------------------------------------------------------------------------
  VALUE OF $10,000
   FROM INCEPTION DATE              $ 27,750                            $ 16,225                        $ 28,198
----------------------------------------------------------------------------------------------------------------------------
TOP FIVE EQUITY HOLDINGS    Synopsys, Inc.           3.6%      The Interpublic Group           Daiwa Securities
 AS OF JUNE 30, 2003(2)     Burlington                           of Companies, Inc.   4.7%      Group Inc.               3.9%
                             Resources, Inc.         2.9%      eFunds Corporation     4.6%     Vivendi Universal SA      3.4%
                            Laboratory Corporation             Grupo Televisa S.A.    4.6%     Akzo Nobel N.V.           3.3%
COMPANY AND % OF TOTAL       of America Holdings     2.8%      First Health Group              Aventis S.A.              3.2%
 NET ASSETS                 Watson                              Corporation           4.1%     Diageo plc                3.1%
                             Pharmaceuticals, Inc.   2.8%      Ceridian
                            Guidant Corporation      2.7%       Corporation           4.0%
----------------------------------------------------------------------------------------------------------------------------
TOP FIVE INDUSTRIES         U.S. Government                    Information Services   8.5%     Food & Beverage          14.1%
 AS OF JUNE 30, 2003         Notes                  26.3%                                      Banks & Thrifts          10.4%
                            Oil & Natural Gas        6.6%      Food & Beverage        6.9%     Pharmaceuticals           9.8%
                            Medical Products         4.9%      Computer Software      6.7%     Other Financial           7.4%
INDUSTRIES AND % OF TOTAL   Computer Software        4.5%      Retail                 6.3%      Chemicals                5.6%
 NET ASSETS                 Aerospace & Defense      4.2%      Broadcasting &
                                                                Programming           6.2%
----------------------------------------------------------------------------------------------------------------------------

                                    THE OAKMARK
                                   INTERNATIONAL
PERFORMANCE FOR PERIOD            SMALL CAP FUND
ENDED JUNE 30, 2003(1)                (OAKEX)
--------------------------------------------------------
3 MONTHS*                              29.18%

6 MONTHS*                              13.37%

1 YEAR                                 -4.77%

AVERAGE ANNUAL TOTAL
RETURN FOR:

  3 YEAR                                4.91%

  5 YEAR                               12.63%

  10 YEAR                                N/A

  SINCE INCEPTION                       7.91%
                                    (11/1/95)

  VALUE OF $10,000
  FROM INCEPTION DATE               $ 17,933

TOP FIVE EQUITY HOLDINGS    Neopost SA               4.6%
 AS OF JUNE 30, 2003(2)     Bulgari S.p.A.           4.4%
                            Grupo Aeroportuario
                             del Sureste S.A. de
COMPANY AND % OF TOTAL       C.V.                    3.8%
 NET ASSETS                 Baycorp
                             Advantage Ltd.          3.5%
                            Van der Moolen
                             Holding NV              3.3%

TOP FIVE INDUSTRIES         Retail                  10.4%
 AS OF JUNE 30, 2003        Machinery &
                             Industrial Processing   7.7%
                            Airport Maintenance      7.1%
INDUSTRIES AND % OF TOTAL   Financial Services       6.4%
 NET ASSETS                 Diversified
                             Conglomerates           6.3%

THE OAKMARK AND OAKMARK SELECT FUNDS

AT OAKMARK, WE LOOK FOR STOCKS WITH PRICES LESS THAN 60% OF INTRINSIC VALUE, WITH INTRINSIC VALUE THAT IS LIKELY TO GROW AND WITH MANAGEMENT THAT ACTS IN THE INTEREST OF OUTSIDE SHAREHOLDERS. THE COMBINATION OF THESE FACTORS CREATES OUR BIGGEST COMPETITIVE ADVANTAGE--THE ABILITY TO BE MORE PATIENT THAN MOST INVESTORS.

[PHOTO OF WILLIAM C. NYGREN]

It seems most mutual fund managers don't do much pleasure reading. I guess our jobs involve so much reading that when we encounter those precious hours of free time, reading usually finds itself far down the list of preferred activities. During the summer, playing softball on our in-house team, The Mighty Oaks, is always at the top of my list. Even CNBC knows not to ask for a Wednesday evening appointment! Last quarter a book was published that vaulted pleasure reading way up on my list--MONEYBALL by Michael Lewis. A favorite author writing about two of my favorite topics: value buying and baseball. MONEYBALL tells how a small market team, the Oakland Athletics, consistently wins despite having one of Major League Baseball's smallest payrolls. They achieve that feat by valuing players using statistical analysis that is ignored by most other teams because it goes against conventional baseball wisdom. Paul DePodesta, assistant to the A's general manager said, "I get excited about a guy when he has something about him that causes everyone else to overlook him and I know that it is something that just doesn't matter." Speed: overrated. Homerun hitting: overvalued by the market. Get the players who avoid making outs. Walking and slapping groundballs to the opposite field is where the real value is. To those who know Oakmark, this should sound familiar! I'm not sure if I liked the book more because of its similarity to our investing style or because it valued the skills of an aging Mighty Oaks' first baseman!

Don't make outs--if you just get on base, scoring runs takes care of itself. With stocks, we defer thinking about the upside until after we evaluate the risks. If you avoid losing money, making money takes care of itself. Just like Warren Buffett's two rules of investing--"Rule No. 1: Never lose money. Rule No. 2: Never forget rule No. 1." Explaining his approach to acquiring players, DePodesta says, "We don't get the guys who are perfect. There has to be something wrong with them to get to us." That's why Michael Lewis calls the Oakland A's "baseball's answer to the Island of Misfit Toys." He'd probably say the same about our portfolios. Not much glamour. Something "wrong" with each of the stocks we have collected. Short term outlooks that are too cloudy. Businesses that are too cyclical. Industries that are too dull. Companies with no better use for cash than buying back stock. Pursuing stocks that meet our strict valuation criteria usually means making compromises. But like DePodesta, we try to limit those compromises to "something that just doesn't matter" to a company's long-term business value. The one compromise we will not intentionally make is on the quality of management because that's a factor we consider too important to risk.

Because of recent scandals like Enron, Tyco, and WorldCom, quality of management and corporate governance have become stock market and regulatory hot-buttons. It's no surprise that in their annual letters to shareholders this year, most CEO's increased their focus on corporate governance. However, it seemed that the worse the results were, the more ink they dedicated to highlighting their good governance efforts! In a move designed to make mutual funds increase their focus on governance, funds will soon be required to report to shareholders their proxy voting policies and eventually their complete proxy voting records. At the risk of spoiling the suspense, here's what you'll find: we usually vote with management. Allow me to explain.

First, why is this whole governance topic so important? Unlike a single proprietorship, the management of a public company does not bear the economic costs of bad decisions, except to the extent they are also shareholders. We do. For that reason, shareholders elect a board of directors that is responsible for running the corporation. Law in Delaware (where most public companies are incorporated) states that directors owe the duties of care, loyalty, and good faith to the corporation and its shareholders. Unfortunately, this statement is not as precise as what Warren Buffett wrote in the Berkshire Hathaway Annual Report a decade ago: "I believe directors should behave as if there is a single absentee owner, whose long-term interest they should try to further in all proper ways." As usual, Buffett's common-sense language leaves less room for debate than does the legal language! In fact, some interpretation of the legalese gets to a position one

[SIDENOTE]

                                   HIGHLIGHTS

- We buy stocks like the Oakland A's buy players--looking for flaws that don't matter.

- We will not compromise on management--management and shareholder goals must be identical.

- Our sole concern in proxy voting is maximizing the long-term value of our investment.

hundred and eighty degrees opposed to Mr. Buffett. The New York Times last quarter quoted directors of a public company as saying, "Corporate Directors have a fiduciary duty to act in the best interests of the corporation. Directors' duties toward the corporation, however, do not generally encompass a duty to the company's shareholders." Although this view is extreme, much of the literature on good corporate governance acknowledges that directors may consider constituencies other than shareholders when evaluating possible courses of action. To us, any agenda other than maximizing the long-term, per-share value of our shares constitutes mismanagement.

So, how should we protect our assets against mismanagement? Last June's quarterly letter explained our investment criterion of identifying managements that act in the interest of shareholders. When considering an investment, if we decide a company is mismanaged, we simply won't buy it. Our approach is similar to TV viewers who see an objectionable program. By simply switching the channel and refusing to watch, they increase the probability of the show's cancellation. By not buying the stock, we help increase their cost of capital and increase the probability that management will be changed. Some argue that to be responsible citizens, mutual funds should purchase poorly managed companies and then fight to reform them. We believe that the returns from that strategy are sub-par. It is just too easy to underestimate the damage that a bad management can inflict while the shareholders are attempting to replace them.

Sometimes our management judgments prove to be wrong. When we come to believe one of our holdings is being mismanaged, we usually sell the stock and invest the proceeds in a similarly undervalued company in which we have more confidence in management. In rare circumstances, we have believed that a company was so undervalued and of such high quality that change was worth seeking. At companies such as Saatchi & Saatchi and Dun & Bradstreet our firm was instrumental in changing top management, and Oakmark Family shareholders benefited from those actions. However, despite a couple great shots from the rough, our strong preference is still to drive onto the fairway!

Our process intends to identify and invest in companies in which management goals and shareholder goals are identical. When this happens, by definition, voting with management is voting to maximize the expected value of our investment. Were a management to propose actions contrary to our interests, by definition, we made a mistake in evaluating them, and we would seek our profit-maximizing or loss-minimizing course of action. Usually that means selling the stock. Unfortunately, not everything in proxy voting is so black and white. For example, options are a useful part of a management incentive plan, but many companies have over-utilized options. Reasonable people disagree as to what level of options issuance crosses that line. We routinely vote against options plans when total options exceed fifteen percent of shares outstanding (and we vote in favor of expensing options). We also routinely vote against staggered boards, super-majority votes, and poison pills. Though we vote against management on these proposals, we do not consider them as evidence of mismanagement.

We expect to have a summary of our proxy voting policies posted to our Internet site (www.oakmark.com) later this quarter, and our annual proxy voting records will be available at the end of August 2004. Voting is a relatively small part of our process. Ensuring that management's goals are aligned with ours is a very large part. As both shareholders and fiduciaries, our sole goal is maximizing the long-term, after-tax return of our investments. So when you read our filings, don't think that a high percentage of pro-management votes means we don't care about corporate governance. Instead, it is confirmation that our process of investing with shareholder aligned management is working.


/s/ William C. Nygren

WILLIAM C. NYGREN, CFA
PORTFOLIO MANAGER

bnygren@oakmark.com

THE OAKMARK FUND

      REPORT FROM BILL NYGREN AND KEVIN GRANT, PORTFOLIO MANAGERS

[PHOTO OF WILLIAM C. NYGREN AND KEVIN GRANT]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK FUND FROM ITS INCEPTION (8/5/91) TO PRESENT (6/30/03) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX(4)

                       OAKMARK         S & P 500 W/INC
  8/1/1991           $   10,000          $   10,000
12/31/1991           $   13,020          $   10,909
                     $   14,690          $   10,634
                     $   15,230          $   10,836
                     $   16,800          $   11,178
12/31/1992           $   19,386          $   11,741
                     $   20,927          $   12,253
                     $   21,494          $   12,313
                     $   23,095          $   12,631
12/31/1993           $   25,300          $   12,924
                     $   24,242          $   12,434
                     $   24,951          $   12,486
                     $   26,663          $   13,097
12/31/1994           $   26,138          $   13,095
                     $   28,539          $   14,370
                     $   30,303          $   15,741
                     $   32,841          $   16,992
12/31/1995           $   35,134          $   18,015
                     $   36,386          $   18,982
                     $   37,661          $   19,834
                     $   37,945          $   20,447
12/31/1996           $   40,828          $   22,152
                     $   42,456          $   22,746
                     $   48,917          $   26,716
                     $   52,009          $   28,717
12/31/1997           $   54,132          $   29,542
                     $   59,517          $   33,663
                     $   57,909          $   34,775
                     $   49,899          $   31,316
12/31/1998           $   56,155          $   37,985
                     $   55,888          $   39,877
                     $   62,332          $   42,688
                     $   53,882          $   40,023
12/31/1999           $   50,277          $   45,977
                     $   45,767          $   47,032
                     $   46,950          $   45,783
                     $   49,815          $   45,339
12/31/2000           $   56,201          $   41,791
                     $   60,342          $   36,837
                     $   65,927          $   38,993
                     $   59,986          $   33,269
12/31/2001           $   66,479          $   36,824
                     $   69,250          $   36,926
                     $   63,463          $   31,979
                     $   52,927          $   26,454
12/31/2002           $   56,902          $   28,686
                     $   54,576          $   27,783
 6/30/2003           $   63,826          $   32,059

                                                 AVERAGE ANNUAL TOTAL RETURNS(1)

                                                                SINCE
                    TOTAL RETURN            (AS OF 6/30/03)   INCEPTION
                   LAST 3 MONTHS*  1-YEAR   5-YEAR  10-YEAR   (8/5/91)
------------------------------------------------------------------------
OAKMARK FUND           16.95%       0.57%    1.96%   11.49%     16.84%
S&P 500                15.39%       0.25%   -1.61%   10.04%     10.28%
Dow Jones Average(7)   12.94%      -0.50%    1.89%   12.12%     12.03%
Lipper Large Cap
Value Index(8)         16.43%      -2.13%   -0.75%    9.15%      9.82%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized

The Oakmark Fund increased in value by 17% last quarter, exceeding the 15% increase in the S&P 500 index. Those gains bring calendar year-to-date returns to 12% for both Oakmark and the S&P 500. This quarter was the market's strongest since 1998. Some have expressed surprise that a fund that underperformed in the last bull market has kept pace with this rebound. In the bull market year of 1998, the S&P 500 returned 29%. Since the market bottom on March 11, 2003, the S&P has increased a little less than in 1998, 22%. Despite the index being up less, the strength has been much broader. Five years ago, a small number of large-capitalization stocks that we felt were overvalued propelled the market higher, but 40% of the stocks in the S&P 500 actually declined in price. This year, most stocks are contributing to the increase as evidenced by over 95% of the S&P 500 stocks and 51 of our 55 holdings having increased in value since the bottom. During the quarter, we added two more stocks that have fallen sharply in response to short-term earnings misses. ADP is addressed below and Harley-Davidson is addressed on the website (www.oakmark.com).

AUTOMATIC DATA PROCESSING (ADP--$34)
ADP is the largest payroll processing firm in the world. Growth in the number of people employed combined with the compelling economics of outsourcing has made payroll processing a great industry. Throw in ADP's economies of scale and one sees why they have achieved forty-one years of uninterrupted double-digit EPS(5) growth. That track record made ADP a favorite stock for growth investors and pushed the stock to a high of $70 near the end of 2000. In 2003, a weak economy and low interest rates (ADP earns interest income on its large cash and tax float balances) combined to produce expectations of a slight decline in earnings. The stock has now fallen by over 50% and is priced at an average P/E(TO THE POWER OF 6) multiple. We believe ADP is still an excellent company deserving of a premium price and expect their business to benefit as the economy strengthens.

Best wishes,


/s/ William C. Nygren              /s/ Kevin Grant

WILLIAM C. NYGREN, CFA             KEVIN GRANT, CFA
Portfolio Manager                  Portfolio Manager
bnygren@oakmark.com                kgrant@oakmark.com

THE OAKMARK FUND

SCHEDULE OF INVESTMENTS--JUNE 30, 2003 (UNAUDITED)

NAME                                                               SHARES HELD      MARKET VALUE
------------------------------------------------------------------------------------------------
COMMON STOCKS--92.0%

FOOD & BEVERAGE--8.3%
  Kraft Foods Inc.                                                   2,705,000   $    88,047,750
  General Mills, Inc.                                                1,805,000        85,575,050
  H.J. Heinz Company                                                 2,310,000        76,183,800
  Anheuser-Busch Companies, Inc.                                     1,300,000        66,365,000
  Diageo plc (b)                                                     1,421,000        62,182,960
                                                                                 ---------------
                                                                                     378,354,560

HOUSEHOLD PRODUCTS--1.3%
  The Clorox Company                                                 1,390,200   $    59,292,030

OTHER CONSUMER GOODS & SERVICES--6.3%
  H&R Block, Inc.                                                    3,029,300   $   131,017,225
  Fortune Brands, Inc.                                               1,745,600        91,120,320
  Mattel, Inc.                                                       3,444,800        65,175,616
                                                                                 ---------------
                                                                                     287,313,161

BROADCASTING & PROGRAMMING--2.3%
  Liberty Media Corporation, Class A (a)                             6,499,400   $    75,133,064
  The Walt Disney Company                                            1,500,000        29,625,000
                                                                                 ---------------
                                                                                     104,758,064

BUILDING MATERIALS & CONSTRUCTION--1.8%
  Masco Corporation                                                  3,533,000   $    84,262,050

CABLE SYSTEMS & SATELLITE TV--5.9%
  AOL Time Warner Inc. (a)                                           5,429,700   $    87,363,873
  General Motors Corporation, Class H (Hughes
    Electronics Corporation) (a)                                     6,100,000        78,141,000
  EchoStar Communications Corporation (a)                            2,075,000        71,836,500
  Comcast Corporation, Special Class A (a)                           1,050,000        30,271,500
                                                                                 ---------------
                                                                                     267,612,873

HARDWARE--1.8%
  The Black & Decker Corporation                                     1,922,200   $    83,519,590

MOTORCYCLES--1.3%
  Harley-Davidson, Inc.                                              1,455,000   $    57,996,300

PUBLISHING--2.9%
  Gannett Co., Inc.                                                    884,500   $    67,938,445
  Knight-Ridder, Inc.                                                  916,000        63,139,880
                                                                                 ---------------
                                                                                     131,078,325

RECREATION & ENTERTAINMENT--1.2%
  Carnival Corporation (c)                                           1,678,300   $    54,561,533

NAME                                                               SHARES HELD      MARKET VALUE
------------------------------------------------------------------------------------------------
COMMON STOCKS--92.0% (CONT.)

RESTAURANTS--4.7%
  Yum! Brands, Inc (a)                                               3,674,000   $   108,603,440
  McDonald's Corporation                                             4,900,000       108,094,000
                                                                                 ---------------
                                                                                     216,697,440

RETAIL--9.9%
  The Home Depot, Inc.                                               3,281,500   $   108,683,280
  The Kroger Co. (a)                                                 5,790,000        96,577,200
  J.C. Penney Company, Inc.                                          4,202,900        70,818,865
  Safeway Inc. (a)                                                   3,327,000        68,070,420
  The Gap, Inc.                                                      3,576,700        67,098,892
  Toys 'R' Us, Inc. (a)                                              3,125,000        37,875,000
                                                                                 ---------------
                                                                                     449,123,657

BANK & THRIFTS--6.9%
  Washington Mutual, Inc.                                            3,937,300   $   162,610,490
  U.S. Bancorp                                                       3,700,000        90,650,000
  The Bank of New York Company, Inc.                                 2,100,000        60,375,000
                                                                                 ---------------
                                                                                     313,635,490

INSURANCE--1.8%
  MGIC Investment Corporation                                        1,740,600   $    81,181,584

OTHER FINANCIAL--2.5%
  Fannie Mae                                                         1,670,000   $   112,624,800

HEALTH CARE SERVICES--1.4%
  AmerisourceBergen Corp                                               950,000   $    65,882,500

MEDICAL PRODUCTS--2.9%
  Baxter International Inc.                                          3,000,000   $    78,000,000
  Guidant Corporation                                                1,231,700        54,675,163
                                                                                 ---------------
                                                                                     132,675,163

PHARMACEUTICALS--8.9%
  Bristol-Myers Squibb Company                                       3,750,000   $   101,812,500
  Abbott Laboratories                                                2,050,000        89,708,000
  Merck & Co., Inc.                                                  1,350,000        81,742,500
  Schering-Plough Corporation                                        4,125,000        76,725,000
  Chiron Corporation (a)                                             1,299,000        56,792,280
                                                                                 ---------------
                                                                                     406,780,280

TELECOMMUNICATIONS--1.8%
  Sprint Corporation                                                 5,785,800   $    83,315,520

                                                                  SHARES HELD/
NAME                                                                 PAR VALUE      MARKET VALUE
------------------------------------------------------------------------------------------------
COMMON STOCKS--92.0% (CONT.)

COMPUTER SERVICES--4.7%
  First Data Corporation                                             2,165,000   $    89,717,600
  SunGard Data Systems, Inc. (a)                                     3,203,700        83,007,867
  Automatic Data Processing, Inc.                                    1,200,000        40,632,000
                                                                                 ---------------
                                                                                     213,357,467

COMPUTER SYSTEMS--1.4%
  Sun Microsystems, Inc. (a)                                        13,450,000   $    61,870,000

OFFICE EQUIPMENT--1.2%
  Xerox Corporation (a)                                              5,047,400   $    53,451,966

AEROSPACE & DEFENSE--2.8%
  Honeywell International, Inc.                                      3,250,000   $    87,262,500
  The Boeing Company                                                 1,152,800        39,564,096
                                                                                 ---------------
                                                                                     126,826,596

OTHER INDUSTRIAL GOODS & SERVICES--0.9%
  Illinois Tool Works Inc.                                             604,200   $    39,786,570

WASTE DISPOSAL--1.8%
  Waste Management, Inc.                                             3,474,300   $    83,695,887

OIL & NATURAL GAS--3.6%
  Burlington Resources, Inc.                                         1,571,100   $    84,949,377
  ConocoPhillips                                                     1,435,335        78,656,358
                                                                                 ---------------
                                                                                     163,605,735

ELECTRIC UTILITIES--1.7%
  Duke Energy Corporation                                            3,997,700   $    79,754,115

  TOTAL COMMON STOCKS (COST: $3,664,053,149)                                       4,193,013,256

SHORT TERM INVESTMENTS--7.8%

U.S. GOVERNMENT BILLS--4.6%
  United States Treasury Bills, 1.01% - 1.155%
    due 7/3/2003 - 9/25/2003                                   $   210,000,000   $   209,785,050

  TOTAL U.S. GOVERNMENT BILLS (COST: $209,728,334)                                   209,785,050

NAME                                                                 PAR VALUE      MARKET VALUE
------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--7.8% (CONT.)

REPURCHASE AGREEMENTS--3.2%
  IBT Repurchase Agreement, 1.00% due 7/1/2003,
    repurchase price $142,003,944 collateralized by
    U.S. Government Agency Securities                          $   142,000,000   $   142,000,000
  IBT Repurchase Agreement, 0.75% due 7/1/2003,
    repurchase price $2,787,809 collateralized by a
    U.S. Government Agency Security                                  2,787,751         2,787,751
                                                                                 ---------------
  TOTAL REPURCHASE AGREEMENT (COST: $144,787,751)                                    144,787,751

  TOTAL SHORT TERM INVESTMENTS (COST: $354,516,085)                                  354,572,801
  Total Investments (Cost $4,018,569,234)--99.8%                                 $ 4,547,586,057
  Other Assets In Excess Of Other Liabilities--0.2%                                    7,149,649
                                                                                 ---------------
  TOTAL NET ASSETS--100%                                                         $ 4,554,735,706
                                                                                 ===============

(a) Non-income producing security.

(b) Represents an American Depository Receipt.

(c) Represents a foreign domiciled corporation.

THE OAKMARK SELECT FUND

      REPORT FROM BILL NYGREN AND HENRY BERGHOEF, PORTFOLIO MANAGERS

[PHOTO OF BILL NYGREN AND HENRY R. BERGHOEF]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK SELECT FUND FROM ITS INCEPTION (11/1/96) TO PRESENT (6/30/03) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX(4)

                   OS       S & P 500
10/31/1996     $  10,000    $  10,000
12/31/1996     $  11,420    $  10,543
               $  12,140    $  10,826
               $  14,180    $  12,715
               $  16,340    $  13,668
12/31/1997     $  17,704    $  14,060
               $  20,078    $  16,021
               $  20,462    $  16,551
               $  16,936    $  14,904
12/31/1998     $  20,575    $  18,078
               $  22,766    $  18,979
               $  24,482    $  20,317
               $  22,028    $  19,048
12/31/1999     $  23,557    $  21,882
               $  25,667    $  22,384
               $  24,324    $  21,790
               $  27,432    $  21,578
12/31/2000     $  29,637    $  19,890
               $  32,826    $  17,532
               $  35,865    $  18,558
               $  34,496    $  15,834
12/31/2001     $  37,359    $  17,526
               $  38,306    $  17,574
               $  35,206    $  15,220
               $  29,720    $  12,590
12/31/2002     $  32,699    $  13,653
               $  32,535    $  13,223
6/30/2003      $  37,806    $  15,258

                                                 AVERAGE ANNUAL TOTAL RETURNS(1)

                                                                         SINCE
                                     TOTAL RETURN    (AS OF 6/30/03)   INCEPTION
                                    LAST 3 MONTHS*   1-YEAR   5-YEAR   (11/1/96)
--------------------------------------------------------------------------------
OAKMARK SELECT FUND                    16.20%         7.39%   13.06%    22.08%
S&P 500                                15.39%         0.25%   -1.61%     6.54%
S&P Mid Cap 400(9)                     17.63%        -0.71%    7.14%    12.13%
Lipper Mid Cap Value Index(10)         19.18%         0.42%    3.50%     7.74%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized

The Oakmark Select Fund increased in value by 16% last quarter. That gain was slightly greater than the gain in the S&P 500. Calendar year-to-date, the Fund has increased in value by 16%, which also exceeds the S&P 500 return. We neither added any new stocks nor eliminated any existing positions last quarter. Strong performances by Xerox and AOL Time Warner allowed us to sell some shares and reduce them to normal weightings. We used the proceeds to increase our exposure to Mattel, Sprint, and Bristol Myers. The stock market is behaving as if it's a different world than we lived in back in March--and in some ways it is. The war ended faster than many expected. Tax rates are lower. Corporate earnings appear to be strengthening. Interest rates have continued to decline. But, perhaps most importantly, skeptics still hold unusually large cash balances. They argue that stocks are priced too steeply to produce the high returns that were enjoyed during the 1990's. We agree. But, with money funds yielding less than 1% and bonds yielding about 3%, equity returns--even if well below those of the 90's--could still far outdistance competing investments.

A brief comment about First Data Corp. (FDC) may help explain how we think about the current environment. We first bought FDC in July of 1998, when we thought the stock was selling at less than the value of its Western Union subsidiary--giving us the largest credit card processor and merchant processor for free. Our estimate of earnings this year is 113% higher than the earnings level five years ago. We continue to expect FDC to show significantly above-average growth and above-average consistency of that growth. For that reason, lower interest rates have increased our target P/E multiple for FDC more than for most stocks. FDC's stock price has increased by 185% since our first purchase but looks almost as undervalued today as when we first bought it. Dividend discount valuation models produce very large "fair value" P/E (TO THE POWER OF 6) multiples for companies like FDC when discount rates are lowered to the levels current bond rates imply. We will continue to follow our disciplined sell process--increasing our sell targets to reflect both increasing earnings and lower required returns--to make sure we don't sell our highest quality stocks like FDC until the market more fully rewards their superiority.

Thank you for your continued support.


/s/ William C. Nygren              /s/ Henry R. Berghoef

WILLIAM C. NYGREN, CFA             HENRY R. BERGHOEF, CFA
Portfolio Manager                  Portfolio Manager
bnygren@oakmark.com                berghoef@oakmark.com

THE OAKMARK SELECT FUND

SCHEDULE OF INVESTMENTS--JUNE 30, 2003 (UNAUDITED)

NAME                                                               SHARES HELD      MARKET VALUE
------------------------------------------------------------------------------------------------
COMMON STOCKS--91.1%

OTHER CONSUMER GOODS & SERVICES--11.4%
  H&R Block, Inc.                                                    8,859,800   $   383,186,350
  Mattel, Inc.                                                       9,804,500       185,501,140
                                                                                 ---------------
                                                                                     568,687,490

CABLE SYSTEMS & SATELLITE TV--3.8%
  AOL Time Warner Inc. (a)                                          11,888,000   $   191,277,921

HOTELS & MOTELS--2.2%
  Starwood Hotels & Resorts Worldwide, Inc.                          3,880,000   $   110,929,200

INFORMATION SERVICES--7.0%
  The Dun & Bradstreet Corporation (a)                               4,534,900   $   186,384,390
  Moody's Corporation                                                3,123,600       164,644,956
                                                                                 ---------------
                                                                                     351,029,346

PUBLISHING--3.6%
  Knight-Ridder, Inc.                                                2,606,500   $   179,666,045

RESTAURANTS--5.5%
  Yum! Brands, Inc (a)                                               9,307,000   $   275,114,920

RETAIL--10.8%
  The Kroger Co. (a)                                                12,675,700   $   211,430,676
  Toys 'R' Us, Inc. (a)                                             13,698,500       166,025,820
  Office Depot, Inc. (a)                                            11,384,900       165,194,899
                                                                                 ---------------
                                                                                     542,651,395

BANK & THRIFTS--17.9%
  Washington Mutual, Inc.                                           21,651,400   $   894,202,820

INVESTMENT MANAGEMENT--3.0%
  Janus Capital Group, Inc.                                          9,169,600   $   150,381,440

HEALTH CARE SERVICES--3.7%
  IMS Health Incorporated                                           10,353,441   $   186,258,403

PHARMACEUTICALS--6.7%
  Chiron Corporation (a)                                             3,892,000   $   170,158,240
  Bristol-Myers Squibb Company                                       5,990,200       162,633,930
                                                                                 ---------------
                                                                                     332,792,170

TELECOMMUNICATIONS--4.1%
  Sprint Corporation                                                14,395,300   $   207,292,320

COMPUTER SERVICES--4.2%
  First Data Corporation                                             5,015,400   $   207,838,176

                                                                  SHARES HELD/
NAME                                                                 PAR VALUE      MARKET VALUE
------------------------------------------------------------------------------------------------
COMMON STOCKS--91.1% (CONT.)

OFFICE EQUIPMENT--3.4%
  Xerox Corporation (a)                                             16,032,700   $   169,786,293

OIL & NATURAL GAS--3.8%
  Burlington Resources, Inc.                                         3,501,800   $   189,342,326

  TOTAL COMMON STOCKS (COST: $3,314,229,823)                                       4,557,250,265

SHORT TERM INVESTMENTS--8.9%

U.S. GOVERNMENT BILLS--5.3%
  United States Treasury Bills, 0.77% - 1.155%
    due 7/3/2003 - 10/23/2003                                  $   265,000,000   $   264,637,951

  TOTAL U.S. GOVERNMENT BILLS (COST: $264,576,284)                                   264,637,951

REPURCHASE AGREEMENTS--3.6%
  IBT Repurchase Agreement, 1.00% due 7/1/2003,
    repurchase price $180,005,000 collateralized by
    U.S. Government Agency Securities                          $   180,000,000   $   180,000,000
  IBT Repurchase Agreement, 0.75% due 7/1/2003,
    repurchase price $2,845,635 collateralized by a
    U.S. Government Agency Security                                  2,845,576         2,845,576
                                                                                 ---------------
  TOTAL REPURCHASE AGREEMENT (COST: $182,845,576)                                    182,845,576

  TOTAL SHORT TERM INVESTMENTS (COST: $447,421,860)                                  447,483,527
  Total Investments (Cost $3,761,651,683)--100.0%                                $ 5,004,733,792
  Other Liabilities In Excess Of Other Assets--0.0%                                     (682,667)
                                                                                 ---------------
  TOTAL NET ASSETS--100%                                                         $ 5,004,051,125
                                                                                 ===============

(a) Non-income producing security.

THE OAKMARK SMALL CAP FUND

      REPORT FROM JAMES P. BENSON AND CLYDE S. McGREGOR, PORTFOLIO MANAGERS

[PHOTO OF JAMES P. BENSON AND CLYDE S. McGREGOR]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK SMALL CAP FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (6/30/03) AS COMPARED TO THE RUSSELL 2000 INDEX(11)

                  OSC       RUSSELL 2000
10/31/1995     $ 10,000      $  10,000
12/31/1995     $ 10,330      $  10,695
               $ 11,460      $  11,241
               $ 12,470      $  11,803
               $ 13,250      $  11,843
12/31/1996     $ 14,440      $  12,459
               $ 15,220      $  11,815
               $ 17,660      $  13,730
               $ 20,340      $  15,774
12/31/1997     $ 20,290      $  15,245
               $ 21,732      $  16,779
               $ 20,467      $  15,997
               $ 14,976      $  12,774
12/31/1998     $ 17,620      $  14,857
               $ 16,069      $  14,051
               $ 18,205      $  16,237
               $ 16,558      $  15,210
12/31/1999     $ 16,224      $  18,015
               $ 15,974      $  19,292
               $ 15,926      $  18,562
               $ 18,014      $  18,768
12/31/2000     $ 16,937      $  17,471
               $ 17,816      $  16,335
               $ 21,218      $  18,688
               $ 18,026      $  14,788
12/31/2001     $ 21,391      $  17,906
               $ 24,014      $  18,619
               $ 22,369      $  17,064
               $ 17,445      $  13,412
12/31/2002     $ 18,595      $  14,238
               $ 17,185      $  13,598
 6/30/2003     $ 20,092      $  16,784

                                                 AVERAGE ANNUAL TOTAL RETURNS(1)

                                                                           SINCE
                                     TOTAL RETURN      (AS OF 6/30/03)   INCEPTION
                                    LAST 3 MONTHS*    1-YEAR    5-YEAR   (11/1/95)
----------------------------------------------------------------------------------
OAKMARK SMALL CAP FUND                   16.92%       -10.18%   -0.37%      9.53%
Russell 2000(11)                         23.42%        -1.64%    0.96%      6.99%
S&P Small Cap 600(12)                    19.87%        -3.58%    3.72%      9.82%
Lipper Small Cap Value Index(13)         22.81%        -0.78%    4.99%     10.48%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized

The second calendar quarter of 2003 was a period of generally rising stock prices and your Fund experienced its best absolute quarterly return since the fourth calendar quarter of 2001. Interestingly, both of these quarters followed major geopolitical events. In the fourth quarter of 2001, our country was recovering from the World Trade Center and Pentagon attacks while stock prices in the second quarter of 2003 were, we believe, positively impacted by the end of the war in Iraq and some favorable developments in the Mideast peace process. We hope the upcoming quarters provide less political and more economic reasons for stock prices to move higher. In summary, during the just concluded quarter the S&P 500 Index(4) rose by 15% and the Russell 2000 Index climbed by 23%. Your Fund recorded a gain of 17% during the last three months, which places its performance above the S&P 500 Index, but below the Russell 2000 Index.

WE ARE OPTIMISTIC ABOUT THE FUTURE
Based upon the recently enacted Federal income tax cuts and interest rates that are hovering near forty-year lows, we believe stocks are an attractive investment class at this time. In cogitating about whether or not stocks are an attractive asset class in which to invest, we believe examining alternatives to stock ownership can give investors some insight as to which asset class is attractive. As an example, suppose a stock is selling for ten times cash flow and the company is expected to grow on average seven percent annually for the next five years. Under these assumptions, a dollar invested in this company would earn a theoretical cash yield over five years of approximately 57 cents. A dollar invested in a money market fund yielding 2% over the next five years (this is significantly above the 1% or lower rate on many money funds at present) compounds out to a return of about 10.4 cents. While we kept this example very simple by excluding many variables such as taxes, transaction costs and the time value of money, we believe this simple exercise illustrates that the projected returns from stocks are likely to exceed asset classes such as cash. Despite the likelihood of some future periods of stock market volatility that cause the investment returns from stocks to widen or narrow relative to cash, we believe over a period of several years stocks are likely to provide a superior return vis-a-vis cash.

POSITIONING YOUR FUND'S INVESTMENTS
In our last quarterly letter, we highlighted our investments in Checkpoint Systems and eFunds Corporation so our shareholders could more fully understand our investment thought process. This quarter we would like to repeat this exercise with two more of our larger investments, CIBER, Inc.

and Hanger Orthopedic Group Inc. In general, when thinking about investing in smaller companies we attempt to identify corporate strengths or attributes that are not easily copied by other firms. Examples of strengths we look for would include: patented or proprietary products, strong market shares, low costs and innovative management. As long-term investors, we want to generally avoid those companies with large unfunded liabilities (such as pensions), poor market positions, overly leveraged balance sheets and uncompetitive costs (this is why we own very few small, U.S. based manufacturers since manufacturers in Asia seem to have a significant cost advantage relative to domestic manufacturers in a wide array of industries).

CIBER is an example of a company that has developed strong practices in several information technology niches and delivers its services to its customers in a cost effective manner. CIBER provides information technology (IT) services such as systems integration and staffing in both custom and enterprise resource planning (ERP) package environments. CIBER experienced a steep decline in their business post-Y2K and they have been rebuilding the business for about three years. We became interested in CIBER a couple of years ago based upon our belief that the company possessed a solid balance sheet, a lower cost of delivery than many of their competitors and a fundamental expectation that spending on technology by their customers could not be deferred indefinitely. Over the past few years, we have been impressed with management's ability to control costs, make small acquisitions at prices we believe are accretive to shareholder value and allocate capital via share repurchases during periods when their stock appeared to be unduly depressed. The result of management's diligence in positioning CIBER as a cost effective provider of IT services is a company that not only remained consistently profitable during the past five years, but a company that we believe is well positioned to benefit when spending on IT services recovers.

Hanger Orthopedic is a good example of a small cap company with a strong number one market share in a business that is essential to their patients. Hanger, founded by necessity during the Civil War, custom designs, fabricates and fits artificial limbs to its patients as well as providing custom fitted braces for those patients with musculoskeletal conditions. Hanger became the clear leader in the orthotics and prosthetics (O&P) business in 1999 via a merger with NovaCare. Conceptually, by combining the two largest O&P companies to form a dominant market share leader, we believe Hanger was positioning itself to be a strong, long-term player in healthcare. However, the merger integration was messier than expected and Hanger reported losses in 2000 and 2001 as they worked through the merger issues. The long-term promise of this company began to be realized as Hanger returned to profitability in 2002 and we believe this firm has a bright future. Hanger combines many of the attributes that we look for in a successful small company--a strong market position, high barriers to entry since their products and services cannot be easily moved offshore and good free cash flow generation. These two companies are examples of stocks we believe are trading at significant discounts to their private market values. As long as we can find values such as these, we believe the long-term future of small cap equities remains bright.

PORTFOLIO UPDATE
During the second quarter we sold five stocks from your Fund's portfolio. The companies we sold were Catellus Development Corp., DoubleClick Inc., MCSI Inc., Pharmaceutical Resources and Sybron Dental Specialties. Catellus had been a good performer for the Fund for a couple of years and we elected to liquidate this position principally due to the company's decision to become a real estate investment trust (REIT). DoubleClick, Pharmaceutical Resources and Sybron were shorter term holdings that we elected to sell as these stocks reached our estimation of their fair value. MCSI was sold due to deteriorating financial performance.

We did not purchase any new stocks in the just ended quarter and we finished the quarter with a cash balance equal to approximately 9% of the total portfolio. This cash level is about double the amount of cash we view as normal and we are working on several new stocks for your portfolio. We anticipate adding several new names to the portfolio over the next few months and we will discuss these investments in our next quarterly letter.

FINALLY
We would like to thank our shareholders for your ongoing interest in and your support of The Oakmark Small Cap Fund. Additionally, we look forward to communicating with you again next quarter.


/s/ James P. Benson                              /s/ Clyde S. McGregor

JAMES P. BENSON, CFA                             CLYDE S. McGREGOR, CFA
Portfolio Manager                                Portfolio Manager
jbenson@oakmark.com                              mcgregor@oakmark.com

[SIDENOTE]

                                   HIGHLIGHTS

- Recent Federal tax cuts and interest rates at 40-year lows make stocks an attractive investment class.

- When investing in smaller companies, we attempt to identify strengths or attributes not easily copied by other firms.

- Two companies we discuss--CIBER and Hanger Orthopedic--are examples of our optimism on the long-term future of small caps.

THE OAKMARK SMALL CAP FUND

SCHEDULE OF INVESTMENTS--JUNE 30, 2003 (UNAUDITED)

NAME                                                             SHARES HELD       MARKET VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCKS--91.1%

FOOD & BEVERAGE--7.4%
   Ralcorp Holdings, Inc. (a)                                        575,000   $     14,352,000
   Del Monte Foods Company (a)                                     1,230,000         10,873,200
                                                                               ----------------
                                                                                     25,225,200
HOUSEHOLD PRODUCTS--4.2%
   Tupperware Corporation                                          1,000,000   $     14,360,000

OTHER CONSUMER GOODS & SERVICES--6.0%
   Department 56, Inc. (a)                                           760,000   $     11,650,800
   Callaway Golf Company                                             475,000          6,279,500
   Central Parking Corporation                                       215,000          2,657,400
                                                                               ----------------
                                                                                     20,587,700
SECURITY SYSTEMS--4.0%
   Checkpoint Systems, Inc. (a)                                      968,300   $     13,701,445

APPAREL--3.5%
   Oakley, Inc. (a)                                                  671,200   $      7,900,024
   R.G. Barry Corporation (a)                                        900,000          4,140,000
                                                                               ----------------
                                                                                     12,040,024
AUTOMOBILE RENTALS--2.0%
   Dollar Thrifty Automotive Group, Inc. (a)                         375,000   $      6,956,250

BUILDING MATERIALS & CONSTRUCTION--3.8%
   Insituform Technologies, Inc., Class A (a)                        738,500   $     13,056,680

HOTELS & MOTELS--1.5%
   Prime Hospitality Corp. (a)                                       780,000   $      5,233,800

INFORMATION SERVICES--4.5%
   eFunds Corporation (a)                                          1,327,600   $     15,307,228

MARKETING SERVICES--0.3%
   Grey Global Group, Inc.                                             1,500   $      1,158,765

RESTAURANTS--2.2%
   Triarc Companies, Inc. (a)                                        250,000   $      7,497,500

RETAIL--2.8%
   ShopKo Stores, Inc. (a)                                           740,000   $      9,620,000

BANK & THRIFTS--7.8%
   BankAtlantic Bancorp, Inc., Class A                             1,000,000   $     11,890,000
   People's Bank of Bridgeport, Connecticut                          360,000         10,436,400
   PennFed Financial Services, Inc.                                  150,000          4,162,500
                                                                               ----------------
                                                                                     26,488,900

NAME                                                             SHARES HELD       MARKET VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCKS--91.1% (CONT.)

INSURANCE--3.2%
   The PMI Group, Inc. (b)                                           400,000   $     10,736,000

OTHER FINANCIAL--2.8%
   NCO Group, Inc. (a)                                               530,000   $      9,492,300

REAL ESTATE--1.5%
   Trammell Crow Company (a)                                         495,000   $      5,251,950

MEDICAL PRODUCTS--5.8%
   Hanger Orthopedic Group, Inc. (a)                                 950,000   $     10,877,500
   CONMED Corporation (a)                                            400,000          7,304,000
   Advanced Medical Optics, Inc. (a)                                 100,000          1,705,000
                                                                               ----------------
                                                                                     19,886,500
COMPUTER SERVICES--4.0%
   CIBER, Inc. (a)                                                 1,805,000   $     12,671,100
   Interland, Inc. (a)                                             1,100,000          1,078,000
                                                                               ----------------
                                                                                     13,749,100
COMPUTER SOFTWARE--7.7%
   Mentor Graphics Corporation (a)                                   650,000   $      9,412,000
   MSC.Software Corp. (a)                                          1,350,000          9,099,000
   Sybase Inc (a)                                                    550,000          7,650,500
                                                                               ----------------
                                                                                     26,161,500
COMPUTER SYSTEMS--1.6%
   Optimal Robotics Corp., Class A (a)(c)                            723,500   $      5,274,315

DATA STORAGE--2.0%
   Imation Corp.                                                     182,000   $      6,883,240

OFFICE EQUIPMENT--0.5%
   InFocus Corporation (a)                                           362,000   $      1,708,640

INSTRUMENTS--0.8%
   Measurement Specialties, Inc. (a)                                 500,000   $      2,625,000

MACHINERY & INDUSTRIAL PROCESSING--3.5%
   SureBeam Corporation, Class A (a)                               4,250,000   $     11,262,500
   Columbus McKinnon Corporation (a)                                 254,800            591,136
                                                                               ----------------
                                                                                     11,853,636
OTHER INDUSTRIAL GOODS & SERVICES--1.6%
   Integrated Electrical Services, Inc. (a)                          750,000   $      5,437,500

                                                      SHARES HELD/PAR VALUE/
NAME                                                   SHARES SUBJECT TO PUT       MARKET VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCKS--91.1% (CONT.)

OIL & NATURAL GAS--6.1%
   St. Mary Land & Exploration Company                               350,000   $      9,555,000
   Cabot Oil & Gas Corporation                                       250,000          6,902,500
   Berry Petroleum Company                                           250,000          4,487,500
                                                                               ----------------
                                                                                     20,945,000

   TOTAL COMMON STOCKS (COST: $315,164,561)                                         311,238,173

SHORT TERM INVESTMENTS--8.7%

U.S. GOVERNMENT BILLS--4.4%
   United States Treasury Bills, 0.795% - 0.97%
     due 7/3/2003 - 7/17/2003                               $     15,000,000   $     14,997,703

   TOTAL U.S. GOVERNMENT BILLS (COST: $14,997,703)                                   14,997,703

REPURCHASE AGREEMENTS--4.3%
   IBT Repurchase Agreement, 1.00% due 7/1/2003,
     repurchase price $12,000,333 collateralized by
     U.S. Government Agency Securities                      $     12,000,000   $     12,000,000
   IBT Repurchase Agreement, 0.75% due 7/1/2003,
     repurchase price $2,707,862 collateralized by a
     U.S. Government Agency Security                               2,707,806          2,707,806
                                                                               ----------------
   TOTAL REPURCHASE AGREEMENT (COST: $14,707,806)                                    14,707,806

   TOTAL SHORT TERM INVESTMENTS (COST: $29,705,509)                                  29,705,509
   Total Investments (Cost $344,870,070)--99.8%                                $    340,943,682

PUT OPTIONS WRITTEN--0.0%

HOUSEHOLD PRODUCTS--0.0%
   Tupperware Corporation, July 15 Puts                              (50,000)  $        (45,000)
   TOTAL PUT OPTIONS WRITTEN (PREMIUMS RECEIVED:
     $(70,998))--0.0%                                                          $        (45,000)
   Other Assets In Excess Of Other Liabilities--0.2%                                    800,374
                                                                               ----------------
   TOTAL NET ASSETS--100%                                                      $    341,699,056
                                                                               ================

(a) Non-income producing security.

(b) A portion of this security has been segregated to cover written option contracts.

(c) Represents a foreign domiciled corporation.

THE OAKMARK EQUITY AND INCOME FUND

      REPORT FROM CLYDE S. McGREGOR AND EDWARD A. STUDZINSKI, PORTFOLIO MANAGERS

[PHOTO OF CLYDE S. McGREGOR AND EDWARD A. STUDZINSKI]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK EQUITY AND INCOME FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (6/30/03) AS COMPARED TO THE LIPPER BALANCED FUND INDEX(14)

                                 LIPPER BALANCED
                  E&I              FUND INDEX
10/31/1995     $  10,000            $  10,000
12/31/1995     $  10,240            $  10,473
03/31/1996     $  10,500            $  10,707
06/30/1996     $  11,040            $  10,925
09/30/1996     $  11,110            $  11,213
12/31/1996     $  11,805            $  11,840
03/31/1997     $  12,153            $  11,895
06/30/1997     $  13,430            $  13,178
09/30/1997     $  14,810            $  14,024
12/31/1997     $  14,941            $  14,243
03/31/1998     $  16,233            $  15,370
06/30/1998     $  16,320            $  15,599
09/30/1998     $  15,191            $  14,701
12/31/1998     $  16,792            $  16,392
03/31/1999     $  16,792            $  16,655
06/30/1999     $  18,457            $  17,402
09/30/1999     $  17,518            $  16,682
12/31/1999     $  18,119            $  17,863
03/31/2000     $  18,924            $  18,396
06/30/2000     $  18,886            $  18,174
09/30/2000     $  20,761            $  18,535
12/31/2000     $  21,723            $  18,290
03/31/2001     $  22,621            $  17,374
06/30/2001     $  24,445            $  17,984
09/30/2001     $  23,751            $  16,621
12/31/2001     $  25,635            $  17,698
03/31/2002     $  26,708            $  17,805
06/30/2002     $  25,855            $  16,628
09/30/2002     $  23,640            $  14,986
12/31/2002     $  25,087            $  15,807
03/31/2003     $  24,515            $  15,516
06/30/2003     $  27,750            $  17,209

                                                 AVERAGE ANNUAL TOTAL RETURNS(1)

                                                                           SINCE
                                     TOTAL RETURN      (AS OF 6/30/03)   INCEPTION
                                    LAST 3 MONTHS*    1-YEAR    5-YEAR   (11/1/95)
----------------------------------------------------------------------------------
OAKMARK EQUITY & INCOME FUND             13.20%         7.33%    11.19%    14.24%
S&P 500(4)                               15.39%         0.25%    -1.61%     8.68%
Lehman Govt./Corp. Bond(15)               3.53%        13.15%     7.83%     7.73%
Lipper Balanced Fund Index               10.91%         3.49%     1.98%     7.34%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized

"Skepticism is the first step on the road to philosophy."

                                                                         Diderot

OUR RESULTS
The Oakmark Equity and Income Fund increased 13% for the quarter ended June 30, bringing the calendar year gain to 11%. For the calendar year 2003, the Fund has lagged the stock market averages but has handily outperformed our primary benchmark, the Lipper Balanced Fund Index, which has gained 9% year to date. We are grudgingly pleased with this result. We are happy at the contribution these absolute positive returns make to the preservation and growth of your capital. We are also pleased with the composition of the portfolio at this point, much as we were pleased with it at the beginning of the quarter, which is most appropriately reflected in the turnover numbers. We are concerned however, that the market's recent outsized returns will be misinterpreted. It will appear to many people that the village idiot could have made money by investing during the quarter (and many did). Many individuals might again conclude that repeated success in investing can be achieved without study, discipline, and patience (as opposed to buying a lottery ticket). We believe that it is rather a matter of assessing the profitability and potential of an individual business and then putting together a portfolio composed of those individual businesses that sell at a discount to our estimate of their intrinsic value. It is for us at least, hard work that should sustain our investment performance through an investment cycle. It is not for us, a matter of logging on to a computer after a morning cup of coffee and throwing in a few day trades.

BLEAK HOUSE REVISITED
Charles Dickens' BLEAK HOUSE is an interesting tale, which among other things highlights the tragedy that occurs when litigation becomes an end unto itself. As we have commented on in past letters, much time and effort has been and continues to be devoted to trying to find "someone" to blame for the investment debacles of the past few years. Many pieces of reform legislation and administrative rules have come into being, some well thought out and appropriate. Some will undoubtedly have unintended consequences. We have to wonder, if Sarbanes-Oxley is appropriate for the corporate world, why is it not also appropriate for the government? Should we not as taxpayer/shareholders be entitled to the same certifications with regard to the U.S. budget and financial statements? We have always thought that legislating morality and ethics is of questionable worth, for character is formed at a much earlier age. At the end of the day, standards have to come down from the top. We would agree with Charlie Munger of Wesco Financial that much of the problem in Wall Street comes from a deterioration in underwriting standards. Sometimes plain simple greed overcomes the rational. We suggest investors consider the language of U.S. District Court Judge Milton Pollack's opinion in dismissing a class action suit against Merrill Lynch, where he basically said investors could not be compensated for their own rash speculation in stocks when they disregarded widely known and disseminated information about conflicts of interest between Wall Street analysts and investment bankers. Investors need to appreciate the risks, but managements on Wall Street also have to take the view that there are just some things that they will not do, rather than rationalize that it is appropriate to do something for competitive reasons because everyone else is doing it. Until then, we should expect and be on guard against continuing ethical lapses. As with used cars, what emanates from Wall Street should always be viewed from a "buyer beware" perspective. And if something looks too good to be true, it usually is. At Oakmark, we have tended to be skeptical of what Wall Street is trying to peddle, whether it is a securities offering or a stock idea. We don't rely on others to do the work or the thinking for us.

GODOT STOPPED BY--THINGS ARE STILL THE SAME
Did we do anything different this past quarter? Not really. At the beginning of the quarter, we were finding a number of interesting things to buy initially or in which to add to existing positions. By the end of the quarter, it was more common to find ourselves selling or beginning to sell stocks that had reached our assessment of intrinsic value. Remember, ideally we want to buy things at a 60% discount to intrinsic value and sell when they have appreciated to 90% of their intrinsic value. As we have said many times, our ideal holding period is forever--if we can find an undervalued company whose growth in intrinsic business value outstrips the increase in its price. Where that doesn't happen, our discipline leads us to sell a security. We will also sell a security when something changes in our original assessment of the business.

During the quarter, we initiated positions in Diageo PLC, General Dynamics, Nestle S.A., and Stanley Works. On the fixed income side, we increased slightly from a dollar perspective our investment in short-term Canadian Government Treasury Bonds.

We would like to discuss briefly the sale of one investment, namely our holding in GATX Corporation. GATX Corporation is the expert in tank car leasing, and has built a substantial business in the leasing of transportation assets such as railcars and aircraft, as well as earning fees for managing those leased assets for other, primarily corporate, investors. Over the last several years, the company had divested itself of non-core businesses such as petroleum storage, pipelines, and logistics to concentrate on its transportation leasing business. It sold those non-core businesses for attractive prices. The proceeds were to be deployed (and in many instances were) in the higher ROE core transportation leasing businesses. From our perspective management has done and continues to do the right things. Unfortunately, recent events in the airline industry have impacted the company, both in the pricing on the renewal leases of its aircraft portfolio, as well as its ability to continue to fund itself through the commercial paper market. Funding is the key and often forgotten sine qua non for all finance companies. Having watched the experience of Household International, which almost overnight could no longer access funding and thus had to sell itself at what appears to have been a fire-sale price, we realized that we were no longer able to ascertain with confidence the business value of GATX and elected to liquidate the position.

THE FUTURE
At the moment, the great financial press debate centers on whether a new bull market has started, fueled by the return of the retail investor to the stock market. Much ado is being made of the fact that with the paucity of returns available in other asset classes such as bonds and money market instruments in an era of continued low interest rates, the investor has no place left to go but to the stock market. We don't know that our opinions about these and other "big picture" issues that tend to seize media attention add anything in the way of worth to our primary effort. That primary effort is our ongoing search for business values available in the market place at that margin of safety discount to intrinsic value that we like. Rest assured that still is the primary focus of our daily activities, as we assess both the potential return on as well as return of your investments. We are grateful to you, our shareholders and partners, for entrusting us with your capital.


/s/ Clyde S. McGregor                       /s/ Edward A. Studzinski

CLYDE S. McGREGOR, CFA                      EDWARD A. STUDZINSKI, CFA
Portfolio Manager                           Portfolio Manager
mcgregor@oakmark.com                        estudzinski@oakmark.com

[SIDENOTE]

                                   HIGHLIGHTS

- Our ideal holding period is forever if growth in intrinsic value outstrips a rise in share price.

- During the quarter, we initiated positions in Diageo, General Dynamics, Nestle, and Stanley Works.

- Our primary effort continues to focus on finding businesses that are trading at a margin-of-safety discount to intrinsic value.

THE OAKMARK EQUITY AND INCOME FUND

SCHEDULE OF INVESTMENTS--JUNE 30, 2003 (UNAUDITED)

NAME                                                             SHARES HELD       MARKET VALUE
-----------------------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--57.6%

COMMON STOCKS--57.2%

FOOD & BEVERAGE--0.8%
   Nestle SA (b)                                                     400,000   $     20,640,000
   Diageo plc (b)                                                    205,900          9,010,184
                                                                               ----------------
                                                                                     29,650,184
CABLE SYSTEMS & SATELLITE TV--2.2%
   General Motors Corporation, Class H
     (Hughes Electronics Corporation) (a)                          6,456,200   $     82,703,922

HARDWARE--0.6%
   The Stanley Works                                                 861,300   $     23,771,880

INFORMATION SERVICES--2.1%
   Ceridian Corporation (a)                                        4,600,000   $     78,062,000

MARKETING SERVICES--2.0%
   The Interpublic Group of Companies, Inc.                        5,590,000   $     74,794,200

RECREATION & ENTERTAINMENT--0.4%
   International Game Technology (a)                                 165,000   $     16,884,450

RETAIL--3.2%
   J.C. Penney Company, Inc.                                       3,000,000   $     50,550,000
   Office Depot, Inc. (a)                                          2,230,000         32,357,300
   Costco Wholesale Corporation (a)                                  840,000         30,744,000
   BJ's Wholesale Club, Inc. (a)                                     300,000          4,518,000
                                                                               ----------------
                                                                                    118,169,300

INSURANCE--2.4%
   SAFECO Corporation                                              2,500,000   $     88,200,000

REAL ESTATE--1.0%
   Catellus Development Corporation (a)                            1,000,000   $     22,000,000
   Hospitality Properties Trust                                      488,500         15,265,625
                                                                               ----------------
                                                                                     37,265,625

HEALTH CARE SERVICES--2.4%
   Caremark Rx, Inc. (a)                                           3,500,000   $     89,880,000

MANAGED CARE SERVICES--2.2%
   First Health Group Corp. (a)                                    3,000,000   $     82,800,000

MEDICAL CENTERS--2.8%
   Laboratory Corporation of America Holdings (a)                  3,500,000   $    105,525,000

NAME                                                             SHARES HELD       MARKET VALUE
-----------------------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--57.6% (CONT.)

MEDICAL PRODUCTS--4.9%
   Guidant Corporation                                             2,265,000   $    100,543,350
   Apogent Technologies, Inc. (a)                                  2,750,000         55,000,000
   Techne Corporation (a)                                            750,000         22,755,000
   Edwards Lifesciences Corporation (a)                              125,000          4,017,500
                                                                               ----------------
                                                                                    182,315,850

PHARMACEUTICALS--3.0%
   Watson Pharmaceuticals, Inc. (a)                                2,550,000   $    102,943,500
   Abbott Laboratories                                               200,000          8,752,000
                                                                               ----------------
                                                                                    111,695,500

COMPUTER SERVICES--1.4%
   Concord EFS, Inc. (a)                                           3,500,000   $     51,520,000

COMPUTER SOFTWARE--4.5%
   Synopsys, Inc. (a)                                              2,150,000   $    132,977,500
   Novell, Inc. (a)                                                8,000,000         24,640,000
   Mentor Graphics Corporation (a)                                   800,000         11,584,000
                                                                               ----------------
                                                                                    169,201,500

COMPUTER SYSTEMS--0.9%
   The Reynolds and Reynolds Company, Class A                      1,164,000   $     33,243,840

AEROSPACE & DEFENSE--4.2%
   Rockwell Collins, Inc. (c)                                      3,107,900   $     76,547,577
   Honeywell International, Inc.                                   1,889,500         50,733,075
   General Dynamics Corporation                                      400,000         29,000,000
                                                                               ----------------
                                                                                    156,280,652

AGRICULTURAL EQUIPMENT--0.0%
   Alamo Group, Inc.                                                 141,900   $      1,734,018

DIVERSIFIED CONGLOMERATES--1.9%
   Textron, Inc.                                                   1,800,100   $     70,239,902

INSTRUMENTS--1.5%
   Varian, Inc. (a)                                                1,649,400   $     57,184,698

MACHINERY & INDUSTRIAL PROCESSING--2.4%
   Rockwell Automation International Corporation                   2,075,000   $     49,468,000
   Cooper Industries, Ltd.                                         1,000,000         41,300,000
                                                                               ----------------
                                                                                     90,768,000

AGRICULTURAL OPERATIONS--2.0%
   Monsanto Company                                                3,500,000   $     75,740,000

                                                                SHARES HELD/
NAME                                                               PAR VALUE       MARKET VALUE
-----------------------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--57.6% (CONT.)

FORESTRY PRODUCTS--1.8%
   Plum Creek Timber Company, Inc.                                 2,657,044   $     68,950,292

OIL & NATURAL GAS--6.6%
   Burlington Resources, Inc.                                      2,000,000   $    108,140,000
   XTO Energy, Inc.                                                3,912,933         78,689,082
   St. Mary Land & Exploration Company                             1,200,000         32,760,000
   Cabot Oil & Gas Corporation                                     1,000,000         27,610,000
                                                                               ----------------
                                                                                    247,199,082

   TOTAL COMMON STOCKS (COST: $1,775,625,687)                                     2,143,779,895

CONVERTIBLE BONDS--0.4%

CABLE SYSTEMS & SATELLITE TV--0.4%
   EchoStar Communications Corporation,
     4.875% due 1/1/2007                                    $     15,000,000   $     14,887,500

   TOTAL CONVERTIBLE BONDS (COST: $12,600,203)                                       14,887,500

   TOTAL EQUITY AND EQUIVALENTS (COST: $1,788,225,890)                            2,158,667,395

FIXED INCOME--32.2%

PREFERRED STOCKS--0.0%

BANK & THRIFTS--0.0%
   Fidelity Capital Trust I, Preferred, 8.375%                        43,500   $        456,750

TELECOMMUNICATIONS--0.0%
   MediaOne Finance Trust III, Preferred, 9.04%                       20,000   $        503,000

   TOTAL PREFERRED STOCKS (COST: $935,000)                                              959,750

CORPORATE BONDS--2.1%

BROADCASTING & PROGRAMMING--0.4%
   Liberty Media Corporation, 8.25% due 2/1/2030,
     Debenture                                              $     12,900,000   $     14,889,541

BUILDING MATERIALS & CONSTRUCTION--0.0%
   Juno Lighting, Inc., 11.875% due 7/1/2009,
     Senior Subordinated Note                               $        750,000   $        806,250

CABLE SYSTEMS & SATELLITE TV--0.1%
   CSC Holdings Inc., 7.875% due 12/15/2007                 $      3,000,000   $      3,067,500

NAME                                                               PAR VALUE       MARKET VALUE
-----------------------------------------------------------------------------------------------
FIXED INCOME--32.2% (CONT.)

HOTELS & MOTELS--0.2%
   HMH Properties, 7.875% due 8/1/2005,
     Senior Note Series A                                   $      3,450,000   $      3,510,375
   Park Place Entertainment, 7.00% due 7/15/2004,
     Senior Notes                                                  2,750,000          2,791,250
                                                                               ----------------
                                                                                      6,301,625

RETAIL--0.6%
   The Gap, Inc., 6.90% due 9/15/2007                       $      9,187,000   $      9,898,992
   Toys 'R' Us, Inc., 7.875% due 4/15/2013                         5,000,000          5,378,575
   Rite Aid Corporation, 7.625% due 4/15/2005,
     Senior Notes                                                  4,900,000          4,863,250
   Ugly Duckling Corporation, 12.00% due 10/23/2003,
     Subordinated Debenture                                          650,000            606,125
                                                                               ----------------
                                                                                     20,746,942

HEALTH CARE SERVICES--0.3%
   Omnicare, Inc., 6.125% due 6/1/2013                      $     12,325,000   $     12,571,500

MEDICAL PRODUCTS--0.0%
   Apogent Technologies Inc., 144A, 6.50% due 5/15/2013     $      1,000,000   $      1,032,500

OFFICE EQUIPMENT--0.3%
   Xerox Corporation, 7.125% due 6/15/2010                  $     10,550,000   $     10,536,813

MACHINERY & INDUSTRIAL PROCESSING--0.1%
   Columbus McKinnon Corporation New York, 8.50%
     due 4/1/2008                                           $      3,000,000   $      2,235,000

OTHER INDUSTRIAL GOODS & SERVICES--0.1%
   Sealed Air Corporation, 144A, 5.625% due 7/15/2013       $      3,000,000   $      3,030,780

ELECTRIC UTILITIES--0.0%
   Midland Funding Corporation, 11.75% due 7/23/2005        $        500,000   $        540,000

   TOTAL CORPORATE BONDS (COST: $70,580,092)                                         75,758,451

GOVERNMENT AND AGENCY SECURITIES--30.1%

CANADIAN GOVERNMENT BONDS--3.0%
   Canada Government, 3.50% due 6/1/2004                    $    100,000,000   $     74,158,672
   Canada Government, 5.25% due 9/1/2003                          50,000,000         37,013,653
                                                                               ----------------
                                                                                    111,172,325

NAME                                                               PAR VALUE       MARKET VALUE
-----------------------------------------------------------------------------------------------
GOVERNMENT AND AGENCY SECURITIES--30.1% (CONT.)

U.S. GOVERNMENT NOTES--26.3%
   United States Treasury Notes, 3.375% due 1/15/2007,
     Inflation Indexed                                      $    247,118,340   $    271,366,827
   United States Treasury Notes, 5.75% due 11/15/2005 (c)        200,000,000        220,117,200
   United States Treasury Notes, 3.50% due 11/15/2006            200,000,000        210,820,400
   United States Treasury Notes, 1.625% due 1/31/2005            150,000,000        151,031,250
   United States Treasury Notes, 1.875% due 9/30/2004            125,000,000        126,230,500
   United States Treasury Notes, 7.25% due 8/15/2004               5,000,000          5,344,725
                                                                               ----------------
                                                                                    984,910,902

U.S. GOVERNMENT AGENCIES--0.8%
   Federal Home Loan Mortgage Corporation, 3.75%
     due 11/26/2007                                         $     10,000,000   $     10,090,520
   Federal Home Loan Mortgage Corporation, 2.35%
     due 5/5/2008                                                  7,100,000          7,165,171
   Fannie Mae, 2.25% due 12/30/2008                                6,975,000          6,991,559
   Federal Home Loan Bank, 3.125% due 7/10/2009                    4,000,000          3,990,960
   Federal Home Loan Bank, 5.10% due 12/26/2006                    2,035,000          2,070,285
   Federal Home Loan Bank, 3.875% due 12/15/2004                   1,000,000          1,038,216
                                                                               ----------------
                                                                                     31,346,711

   TOTAL GOVERNMENT AND AGENCY SECURITIES
     (COST: $1,084,716,221)                                                       1,127,429,938

   TOTAL FIXED INCOME (COST: $1,156,231,313)                                      1,204,148,139

SHORT TERM INVESTMENTS--10.4%

U.S. GOVERNMENT BILLS--6.4%
   United States Treasury Bills, 0.765% - 1.09%             $    240,000,000   $    239,672,597
     due 7/3/2003 - 10/16/2003

   TOTAL U.S. GOVERNMENT BILLS (COST: $239,647,975)                                 239,672,597

REPURCHASE AGREEMENTS--4.0%
   IBT Repurchase Agreement, 1.00% due 7/1/2003,
     repurchase price $145,004,028 collateralized by
     U.S. Government Agency Securities                      $    145,000,000   $    145,000,000
   IBT Repurchase Agreement, 0.75% due 7/1/2003,
     repurchase price $4,633,086 collateralized by a
     U.S. Government Agency Security                               4,632,989          4,632,989
                                                                               ----------------
   TOTAL REPURCHASE AGREEMENT (COST: $149,632,989)                                  149,632,989

   TOTAL SHORT TERM INVESTMENTS (COST: $389,280,964)                                389,305,586
   Total Investments (Cost $3,333,738,167)--100.2%                             $  3,752,121,120

                                                             CONTRACTS HELD/
                                                     SHARES SUBJECT TO CALL/
NAME                                                   SHARES SUBJECT TO PUT       MARKET VALUE
-----------------------------------------------------------------------------------------------
CALL OPTIONS PURCHASED--0.0%

RETAIL--0.0%
   J.C. Penney Company, Inc., August 17.50 Calls                       1,915   $        153,200

BANK & THRIFTS--0.0%
   First Health Group Corp., January 30 Calls                            420   $         77,700
   First Health Group Corp., October 30 Calls                            170             18,275
                                                                               ----------------
                                                                                         95,975

AEROSPACE & DEFENSE--0.0%
   General Dynamics Corporation, November 80 Calls                     3,500   $        735,000

   TOTAL CALL OPTIONS PURCHASED (COST: $812,314)                                        984,175

CALL OPTIONS WRITTEN--0.0%

AEROSPACE & DEFENSE--0.0%
   Rockwell Collins, Inc., July 25 Calls                             (50,000)  $        (27,500)

   TOTAL CALL OPTIONS WRITTEN (PREMIUMS RECEIVED:
     $(33,999))--0.0%                                                                   (27,500)

PUT OPTIONS WRITTEN--0.0%

AEROSPACE & DEFENSE--0.0%
   Rockwell Collins, Inc., July 20 Puts                             (200,000)  $        (30,000)

   TOTAL PUT OPTIONS WRITTEN (PREMIUMS RECEIVED:
     $(390,988))--0.0%                                                                  (30,000)

   Other Liabilities In Excess Of Other
     Assets--(0.2%)                                                                  (9,136,154)
                                                                               ----------------
   TOTAL NET ASSETS--100%                                                      $  3,743,911,641
                                                                               ================

(a) Non-income producing security.

(b) Represents an American Depository Receipt.

(c) A portion of this security has been segregated to cover written option contracts.

THE OAKMARK GLOBAL FUND

      REPORT FROM GREGORY L. JACKSON AND MICHAEL J. WELSH, PORTFOLIO MANAGERS

[PHOTO OF GREGORY L. JACKSON AND MICHAEL J. WELSH]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK GLOBAL FUND FROM ITS INCEPTION (8/4/99) TO PRESENT (6/30/03) AS COMPARED TO THE MSCI WORLD INDEX(16)

                    OG        MSCI WORLD
  8/1/1999      $ 10,000       $ 10,000
                $  9,180       $  9,883
12/31/1999      $  9,981       $ 11,550
                $ 10,061       $ 11,668
                $ 10,381       $ 11,255
                $ 10,922       $ 10,689
12/31/2000      $ 11,562       $ 10,028
                $ 11,480       $  8,739
                $ 13,289       $  8,959
                $ 11,071       $  7,676
12/31/2001      $ 13,880       $  8,335
                $ 15,387       $  8,364
                $ 14,372       $  7,601
                $ 11,828       $  6,204
12/31/2002      $ 13,587       $  6,678
                $ 12,153       $  6,340
 6/30/2003      $ 16,225       $  7,420

                                                 AVERAGE ANNUAL TOTAL RETURNS(1)

                                                                       SINCE
                                TOTAL RETURN     (AS OF 6/30/03)     INCEPTION
                               LAST 3 MONTHS*    1-YEAR    3-YEAR     (8/4/99)
------------------------------------------------------------------------------
OAKMARK GLOBAL FUND                33.51%         12.89%    16.05%   13.19%(3)
MSCI World                         17.04%         -2.37%   -12.97%   -7.33%
Lipper Global Fund Index(17)       17.49%         -4.05%   -11.80%   -4.38%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized

FELLOW SHAREHOLDERS:
The Oakmark Global Fund was up 34% for the three-month period ending June 30, 2003. This compares to gains of 17% for the MSCI World Index and 17% for the Lipper Global Fund Index. For the current calendar year to date, The Oakmark Global Fund is up 19%, significantly better than the indices.

Most importantly, since inception, your Fund has generated a positive return of 13% versus declines of 7% for the MSCI World Index and 4% for the Lipper Global Fund Index.

It was an exceptionally good quarter for your Fund, with a number of our largest positions experiencing hefty price moves: EFunds Corp, Concord EFS, Interpublic Group, Synopsys, and L.M. Ericsson all made significant positive contributions to the Fund's NAV(18) for the Quarter. It is interesting to note that each of these stocks, other than Concord EFS, had been among the worst performers for the Fund in the previous quarter. We think this illustrates the degree of fear that gripped equity investors worldwide during March, 2003.

VOLATILITY IN MARKETS
What was our response to the large equity price declines in March? We believed the market was providing us a very good short-term opportunity to beef up our favorite positions at attractive prices. Discipline is paramount. As business analysts our most important task is to stay focused on the underlying per-share value of our companies. We try to insulate ourselves to the extent possible from the short-term white noise constantly being generated in the markets. We concern ourselves only with information that is relevant to the long-term value of our businesses.

As portfolio managers, we must have the discipline to be buyers when we recognize a significant gap between value and current market prices. This often means buying in an overriding environment of fear and uncertainty. It also means buying individual companies when they are facing short-term problems or uncertainties.

We have made this basic statement many times in the past, but it bears repeating: Long-term investors should welcome volatility in equity markets because it creates opportunity.

CURRENT PORTFOLIO
As you are aware, the geographic or industry weightings in The Oakmark Global Fund are a fall-out of stock selection. As portfolio managers we try to construct a portfolio of the most attractive absolute return opportunities we can find around the world, regardless of size, industry, or nationality. We do not attempt to make macroeconomic "calls" on particular countries, regions, or industries. As in all Oakmark Funds, we are bottom-up stock pickers.

It is interesting to note however that the geographic weightings of the Fund have remained fairly constant over the past few quarters, with the weighting in US companies around 40% of the portfolio since the beginning of 2003. This is low compared to one year ago when the US accounted for over 50% of the portfolio. It is reflective of the fact that we are finding, in general, what we believe to be better opportunities in overseas markets.

Many of our holdings overseas have not had the same-sized price moves as our US holdings. Over the past year a reasonable component of our return from these holdings has come from currency appreciation. Remember, a US dollar-based investor owning overseas companies (and holding these companies in the currency of the underlying country) benefits from a declining US dollar exchange rate.

Market worries about currencies helped us afford the newest addition to the portfolio, Switzerland-based Nestle. It is the quintessential multinational--you could say that Switzerland is just the company's mailing address. It is one of the largest food companies in the world, also with leadership positions in pet food, coffee and bottled water. Nestle's geographic spread is arguably one of the best of any major multinational. Perrier, Nestea, Carnation, Lean Cuisine, Purina, and Butterfinger are but a few of the names you will probably recognize.

It is an enviable mix and spread of businesses. Management is focused on improving profitability and returns. They have detailed concrete restructuring steps including rationalizing manufacturing, which should lift operating profit margins. We think they are in the process of making a very good economic enterprise even better.

We are able to purchase this company currently because of market fears of a prolonged global slowdown and worries of negative currency impacts on Nestle's operating results. Because of these concerns the Company is trading just below 10x operating profit.

This brings home the comments we made in the first section of this letter about being disciplined buyers. Nestle is not a business you can buy when the market perceives smooth sailing--the share price is unlikely to trade at our required discount to value.

Nestle is a good example of the quality businesses at attractive prices we currently see in the global equity markets. Thank you for your continued confidence and support.


/s/ Gregory L. Jackson                         /s/ Michael J. Welsh

GREGORY L. JACKSON                             MICHAEL J. WELSH, CFA, CPA
Portfolio Manager                              Portfolio Manager
gjackson@oakmark.com                           mwelsh@oakmark.com

[SIDENOTE]

                                   HIGHLIGHTS

- As business analysts, our most important task is to stay focused on underlying per-share value.

- Approximately 40% of the portfolio is in the U.S., reflective of generally better investment opportunities overseas.

- Nestle, one of our newest additions, is an example of the quality of opportunity we see in the global equity markets.

THE OAKMARK GLOBAL FUND

GLOBAL DIVERSIFICATION--JUNE 30, 2003 (UNAUDITED)

[CHART]

                                                   % OF FUND
                                         EQUITY MARKET VALUE
   ---------------------------------------------------------
-  UNITED STATES                                       44.2%

-  EUROPE                                              38.9%
   * France                                             9.3%
     Great Britain                                      8.6%
   * Italy                                              6.4%
     Switzerland                                        5.8%
   * Germany                                            3.5%
   * Netherlands                                        2.7%
     Sweden                                             2.6%

-  PACIFIC RIM                                          9.2%
   Japan                                                5.4%
   Australia                                            2.3%
   Korea                                                1.5%

-  LATIN AMERICA                                        6.7%
   Mexico                                               6.7%

-  OTHER                                                1.0%
   Israel                                               1.0%

   * Euro currency countries comprise 21.9% of the Fund.

THE OAKMARK GLOBAL FUND

SCHEDULE OF INVESTMENTS--JUNE 30, 2003 (UNAUDITED)

NAME                                              DESCRIPTION                              SHARES HELD               MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--91.5%

FOOD & BEVERAGE--6.9%
    Diageo plc (Great Britain)                    Beverages, Wines, &
                                                    Spirits Manufacturer                     1,262,900           $     13,507,827
    Nestle SA (Switzerland)                       Food & Beverage
                                                    Manufacturer                                49,000                 10,130,182
    Lotte Chilsung Beverage                       Soft Drinks, Juices &
      Co., Ltd. (Korea)                             Sports Drinks Manufacturer                  10,560                  5,870,105
                                                                                                                 ----------------
                                                                                                                       29,508,114

HOUSEHOLD PRODUCTS--3.2%
    Henkel KGaA (Germany)                         Consumer Chemical Products
                                                    Manufacturer                               245,100           $     13,900,778

AUTOMOBILES--0.7%
    Ducati Motor Holding
      S.p.A. (Italy) (a)                          Motorcycle Manufacturer                    1,933,500           $      2,913,831

BROADCASTING & PROGRAMMING--6.2%
    Grupo Televisa S.A.
      (Mexico) (b)                                Television Production
                                                    & Broadcasting                             566,500           $     19,544,250
    Liberty Media Corporation,
      Class A
      (United States) (a)                         Broadcast Services
                                                    & Programming                              650,000                  7,514,000
                                                                                                                 ----------------
                                                                                                                       27,058,250

CABLE SYSTEMS & SATELLITE TV--1.5%
    AOL Time Warner Inc.
      (United States) (a)                         Multimedia                                   400,000           $      6,436,000

HUMAN RESOURCES--2.0%
    Michael Page
      International plc
      (Great Britain)                             Recruitment Consultancy Services           4,815,400           $      8,796,439

INFORMATION SERVICES--8.5%
    eFunds Corporation
      (United States) (a)                         Electronic Debit Payment Services          1,700,000           $     19,601,000
    Ceridian Corporation
      (United States) (a)                         Data Management Services                   1,000,000                 16,970,000
                                                                                                                 ----------------
                                                                                                                       36,571,000

MARKETING SERVICES--4.7%
    The Interpublic Group of
      Companies, Inc.
      (United States)                             Advertising & Marketing Services           1,500,000           $     20,070,000

NAME                                              DESCRIPTION                              SHARES HELD               MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--91.5% (CONT.)

RETAIL--6.3%
    Bulgari S.p.A. (Italy)                        Jewelry Manufacturer & Retailer            2,890,100           $     16,125,140
    The TJX Companies, Inc.
      (United States)                             Discount Apparel & Home
                                                    Fashion Retailer                           575,000                 10,833,000
                                                                                                                 ----------------
                                                                                                                       26,958,140

BANK & THRIFTS--2.8%
    Washington Mutual, Inc.
      (United States)                             Thrift                                       150,000           $      6,195,000
    Banco Popolare di
      Verona e
      Novara Scrl (Italy)                         Commercial Bank                              440,100                  6,024,863
                                                                                                                 ----------------
                                                                                                                       12,219,863

FINANCIAL SERVICES--3.0%
    Julius Baer Holding Ltd.,
      Zurich (Switzerland)                        Asset Management                              30,800           $      7,563,593
    Credit Suisse Group
      (Switzerland)                               Investment Services & Insurance              190,700                  5,028,629
                                                                                                                 ----------------
                                                                                                                       12,592,222

OTHER FINANCIAL--6.0%
    Fannie Mae (United States)                    Mortgage Provider                            205,000           $     13,825,200
    Daiwa Securities Group
      Inc. (Japan)                                Stock Broker                               2,062,000                 11,867,378
                                                                                                                 ----------------
                                                                                                                       25,692,578

MANAGED CARE SERVICES--4.1%
    First Health Group Corp.
      (United States) (a)                         Health Benefits Company                      640,000           $     17,664,000

MEDICAL CENTERS--2.5%
    Laboratory Corporation of
      America Holdings
      (United States) (a)                         Medical Laboratory &
                                                    Testing Services                           350,000           $     10,552,500

MEDICAL PRODUCTS--3.5%
    Ansell Limited
      (Australia) (a)                             Protective Rubber &
                                                    Plastics Products                        2,312,900           $      9,085,031
    Techne Corporation
      (United States) (a)(c)                      Biological Products                          200,000                  6,068,000
                                                                                                                 ----------------
                                                                                                                       15,153,031

NAME                                              DESCRIPTION                              SHARES HELD               MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--91.5% (CONT.)

PHARMACEUTICALS--5.4%
    Aventis S.A. (France)                         Pharmaceuticals                              210,900           $     11,623,894
    GlaxoSmithKline plc
      (Great Britain)                             Pharmaceuticals                              572,100                 11,491,070
                                                                                                                 ----------------
                                                                                                                       23,114,964

TELECOMMUNICATIONS EQUIPMENT--2.4%
    Telefonaktiebolaget
      LM Ericsson, Class B
      (Sweden) (a)                                Mobile & Wired
                                                    Telecommunications Products              9,400,000           $     10,113,723

COMPUTER SERVICES--4.4%
    Meitec Corporation
      (Japan)                                     Software Engineering Services                309,900           $      9,434,774
    Concord EFS, Inc.
      (United States) (a)                         Electronic Processing Services               635,000                  9,347,200
                                                                                                                 ----------------
                                                                                                                       18,781,974

COMPUTER SOFTWARE--6.7%
    Novell, Inc.
      (United States) (a)                         Network & Internet Integration
                                                    Software                                 5,500,000           $     16,940,000
    Synopsys, Inc.
      (United States) (a)                         Electronic Design Automation                 195,000                 12,060,750
                                                                                                                 ----------------
                                                                                                                       29,000,750

OFFICE EQUIPMENT--2.2%
    Neopost SA (France) (a)                       Mailroom Equipment Supplier                  225,400           $      9,594,106

AIRPORT MAINTENANCE--1.6%
    Grupo Aeroportuario del
      Sureste S.A. de C.V.
      (Mexico) (b)                                Airport Operator                             463,000           $      6,773,690

DIVERSIFIED CONGLOMERATES--3.6%
    Vivendi Universal SA
      (France) (a)                                Multimedia                                   843,300           $     15,376,597

INSTRUMENTS--0.9%
    Orbotech, Ltd. (Israel) (a)                   Optical Inspection Systems                   228,700           $      3,803,281

CHEMICALS--2.4%
    Akzo Nobel N.V.
      (Netherlands)                               Chemical Producer                            395,000           $     10,487,737

    TOTAL COMMON STOCKS (COST: $347,960,249)                                                                          393,133,568

                                                                                                    PAR VALUE/
NAME                                                    DESCRIPTION                     SHARES SUBJECT TO CALL       MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--8.8%

U.S. GOVERNMENT BILLS--4.7%
    United States Treasury Bills, 0.79% - 1.07%
      due 7/3/2003 - 7/24/2003                                                                $     20,000,000   $     19,994,873

    TOTAL U.S. GOVERNMENT BILLS (COST: $19,994,873)                                                                    19,994,873

REPURCHASE AGREEMENTS--4.1%
    IBT Repurchase Agreement, 1.00% due 7/1/2003,
      repurchase price $16,000,444 collateralized by
      U.S. Government Agency Securities                                                       $     16,000,000   $     16,000,000
    IBT Repurchase Agreement, 0.75% due 7/1/2003,
      repurchase price $1,889,501 collateralized by
      a U.S. Government Agency Security                                                              1,889,462          1,889,462
                                                                                                                 ----------------

    TOTAL REPURCHASE AGREEMENT (COST: $17,889,462)                                                                     17,889,462

    TOTAL SHORT TERM INVESTMENTS (COST: $37,884,335)                                                                   37,884,335
    Total Investments (Cost $385,844,584)--100.3%                                                                $    431,017,903

CALL OPTIONS WRITTEN--(0.1%)

MEDICAL PRODUCTS--(0.1%)
    Techne Corporation,
      October 30 Calls
      (United States)                                   Biological Products                           (200,000)  $       (590,000)

    TOTAL CALL OPTIONS WRITTEN
      (PREMIUMS RECEIVED: $(393,981))--(0.1%)                                                                    $       (590,000)

    Other Liabilities In Excess Of Other Assets--(0.2%)                                                                  (822,053)
                                                                                                                 ----------------
    TOTAL NET ASSETS--100%                                                                                       $    429,605,850
                                                                                                                 ================

(a) Non-income producing security.

(b) Represents an American Depository Receipt.

(c) A portion of this security has been segregated to cover written option contracts.

THE OAKMARK INTERNATIONAL AND OAKMARK INTERNATIONAL SMALL CAP FUNDS

FELLOW SHAREHOLDERS:

In the recent quarter ending June 30, 2003, both The Oakmark International Fund and The Oakmark International Small Cap Fund achieved very strong returns, up 25% and 29% respectively, surpassing the relevant market indices and peer group indices.

The Funds' performance was aided by a rebound in equity markets around the world over the past few months, quite a contrast to the fear that drove markets lower in March. The large declines in equity prices in the first quarter of calendar year 2003 provided us the opportunity to add to our favorite holdings at very attractive prices.

RELIEF!
For months now we have been arguing that global stocks were significantly undervalued. We believed that depressed valuations did not mirror medium and long-term prospects for stocks. Though there has been a significant rebound as can be seen by the above numbers, we believe that this could be just the beginning of the equity recovery and that overseas stock markets are on firm footing for recovery from the 3 year bear market.

Our favorite indicator of opportunity is valuation. Even after a strong March, April and May, we believe that international stocks in general are still cheap. The MSCI World Index(16) (as of May 31st, 2003) trades at a price to cash flow ratio of 10.5x. Europe trades at just 8.8x and Japan is at 7.3x. More compelling is the relationship with dividend yields and interest rates. Today, the 5 year US Treasury is around 2%, the number is 3% in Europe and below 1% in Japan. Yet, The MSCI World yields 2.2%, Europe yields 3.2% and Japan yields 1.2%. In a very unusual circumstance, stocks offer a higher yield than bonds! These valuation numbers are an indication that equities as an asset class are cheap, both relative to bonds and in an absolute sense.

Finally, opportunities going forward seem attractive. The war in the Middle East has ended and the SARS problem seems to be fading. This appears to be giving both consumers and businesses the confidence needed to help improve the growth rate of the global economy. East Asia, which has slowed because of SARS, seems to be picking up and has the potential to be a strong driver of global growth over the next 10 years. Continued reform and foreign direct investment should fuel growth in the region's most important economy, China. In North Asia, South Korea continues down the path of improved corporate governance.

The European economy remains fairly stagnant on the whole and faces some serious structural, pension and budgetary issues. But there are some positive developments.

Corporate tax reform has been pervasive and positive, and now Germany looks to be on the verge of a major cut in personal income taxes. Labor reform--read flexibility to hire and fire--hopefully seems to be more of a foregone conclusion. The failure of the recent strike by East German metalworkers orchestrated by the powerful IG Metal Union was very encouraging. It took a week but workers soon recognized that striking for a 35-hour work-week in a region of 19% unemployment and uncompetitive wages did not make much sense. Public opinion was strongly against this strike. This very public defeat by Germany's highest profile union will hopefully fuel further labor flexibility reforms throughout the German economy.

Most positive has been the continued improvement in European corporate governance. Managements are working much harder for shareholders today than they were ten years ago. There is a recognition that the market for capital is global and competitive and managements need to do a better job of producing attractive returns. Currently, we think share prices in Europe reflect most of the problems but very little of the positive developments.

LOOKING FORWARD
Despite this quarter's strong return, we still remain optimistic about the quality and valuations of the businesses we own in both The Oakmark International Fund and The Oakmark International Small Cap Fund.


/s/ David G. Herro         /s/ Michael J. Welsh

DAVID G. HERRO, CFA        MICHAEL J. WELSH, CFA, CPA
Portfolio Manager          Portfolio Manager
dherro@oakmark.com         mwelsh@oakmark.com

[SIDENOTE]

                                   HIGHLIGHTS

- From March lows, equity prices the world over experienced a significant rebound this quarter.

- Valuation numbers indicate that equities as an asset class are cheap, relative to bonds and on an absolute basis.

- We believe European share prices reflect most of the problems but very little of recent positive developments.

THE OAKMARK INTERNATIONAL FUND

      REPORT FROM DAVID G. HERRO AND MICHAEL J. WELSH, PORTFOLIO MANAGERS

[PHOTO OF DAVID G. HERRO AND MICHAEL J. WELSH]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL FUND FROM ITS INCEPTION (9/30/92) TO PRESENT (6/30/03) COMPARED TO THE MSCI WORLD EX U.S. INDEX(19)

                              OI            MSCI WORLD EX US
 9/30/1992               $     10,000         $     10,000
12/31/1992               $     10,043         $      9,628
                         $     11,890         $     10,766
                         $     12,300         $     11,834
                         $     13,387         $     12,562
12/31/1993               $     15,424         $     12,729
                         $     15,257         $     13,133
                         $     14,350         $     13,748
                         $     15,278         $     13,830
12/31/1994               $     14,026         $     13,664
                         $     13,563         $     13,924
                         $     14,749         $     14,060
                         $     15,507         $     14,631
12/31/1995               $     15,193         $     15,222
                         $     17,021         $     15,681
                         $     18,383         $     15,937
                         $     18,347         $     15,950
12/31/1996               $     19,450         $     16,268
                         $     20,963         $     16,016
                         $     22,700         $     18,094
                         $     23,283         $     18,027
12/31/1997               $     20,097         $     16,637
                         $     22,994         $     19,083
                         $     20,253         $     19,233
                         $     16,322         $     16,404
12/31/1998               $     18,688         $     19,759
                         $     21,258         $     20,070
                         $     25,728         $     20,650
                         $     23,896         $     21,535
12/31/1999               $     26,065         $     25,277
                         $     26,012         $     25,416
                         $     27,856         $     24,530
                         $     27,306         $     22,663
12/31/2000               $     29,324         $     21,897
                         $     26,763         $     18,825
                         $     29,437         $     18,629
                         $     23,728         $     16,062
12/31/2001               $     27,819         $     17,212
                         $     31,006         $     17,310
                         $     30,315         $     16,923
                         $     23,365         $     13,603
12/31/2002               $     25,465         $     14,492
                         $     22,481         $     13,402
 6/30/2003               $     28,198         $     15,978

                                                 AVERAGE ANNUAL TOTAL RETURNS(1)

                                                                                 SINCE
                        TOTAL RETURN              (AS OF 6/30/03)              INCEPTION
                        LAST 3 MONTHS*   1-YEAR      5-YEAR        10-YEAR     (9/30/92)
----------------------------------------------------------------------------------------
OAKMARK
INTERNATIONAL FUND          25.43%       -6.98%        6.84%         8.65%        10.12%
MSCI World ex. U.S.         19.22%       -5.58%       -3.64%         3.05%         4.45%
MSCI EAFE(20)               19.27%       -6.46%       -4.00%         2.78%         4.21%
Lipper International        19.72%       -6.40%       -2.79%         5.05%         5.90%
Fund Index(21)

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized

The Oakmark International Fund gained 25% for the quarter, comparing favorably to the Morgan Stanley World ex-US Index which gained 19%. Markets around the globe rebounded after a very rough first quarter of 2003.

The Fund's strong performance was driven by a widespread share recovery. Investments with the most substantial positive impact on NAV included Swedish telecom equipment manufacturer LM Ericsson, French advertising giant Publicis Groupe, and UK media buyer Aegis Group PLC. Each of these companies operate in sectors which have been extremely out of favor during the bear market.

Ericsson's continued cost-cutting, the installation of a new CEO, and better than expected cash generation have bolstered the market's confidence in the company's goal to return to profitability (pre-restructuring charges) in 2003. The share price of Publicis, which had been hurt by worries about a global advertising recession, rebounded strongly after the market started to recognize the substantial under-valuation. Aegis' stock performance was supported by the overall pick up in the US advertising market and strong pricing in up-front television advertising during the quarter. In addition, Aegis management demonstrated capital discipline by walking away from a bidding war for Interpublic's market research assets. Following the relatively good first quarter results for each of these companies, we are beginning to see this overriding pessimism give way to recognition of significant undervaluation.

Other stocks that were substantial positive contributors in the quarter include Euronext N.V., Akzo Nobel N.V., and Vivendi Universal.

The only substantial addition we made to the portfolio in the quarter was Swiss food giant Nestle S.A. This is the third time in the history of the Fund that we have owned this fine company. As in the past we are always happy to be buyers when short-term worries overwhelm the share price and provide us an opportunity. Please see the quarterly letter for The Oakmark Global Fund for more detail about Nestle.

LOOKING FORWARD
Given the quality of the holdings and the attractive valuation of the portfolio, we remain optimistic about potential price appreciation. Thank you for your continued confidence.


/s/ David G. Herro         /s/ Michael J. Welsh

DAVID G. HERRO, CFA        MICHAEL J. WELSH, CFA, CPA
Portfolio Manager          Portfolio Manager
dherro@oakmark.com         mwelsh@oakmark.com

THE OAKMARK INTERNATIONAL FUND

INTERNATIONAL DIVERSIFICATION--JUNE 30, 2003 (UNAUDITED)

[CHART]

                       % OF FUND
             EQUITY MARKET VALUE
   -----------------------------
-  EUROPE                  72.9%
   * France                19.6%
     Great Britain         18.5%
     Switzerland           11.2%
   * Netherlands            6.6%
   * Germany                6.5%
   * Italy                  4.8%
     Sweden                 4.1%
   * Finland                1.6%

-  PACIFIC RIM             20.5%
   Japan                   10.0%
   Korea                    4.9%
   Australia                2.4%
   Singapore                2.0%
   Hong Kong                1.2%

-  LATIN AMERICA            5.1%
   Mexico                   5.0%
   Brazil                   0.1%

-  OTHER                    1.5%
   Israel                   1.5%

   *  Euro currency countries comprise 39.1% of the Fund.

THE OAKMARK INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS--JUNE 30, 2003 (UNAUDITED)

NAME                                          DESCRIPTION                              SHARES HELD           MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.8%

FOOD & BEVERAGE--14.1%
  Diageo plc (Great Britain)                  Beverages, Wines, & Spirits
                                                Manufacturer                             6,673,800        $    71,382,167
  Nestle SA (Switzerland)                     Food & Beverage Manufacturer                 338,600             70,001,627
  Cadbury Schweppes plc
    (Great Britain)                           Beverage & Confectionary
                                                Manufacturer                             9,266,200             54,763,346
  Lotte Chilsung Beverage
    Co., Ltd. (Korea)                         Soft Drinks, Juices & Sports Drinks
                                                Manufacturer                                83,400             46,360,486
  Pernod-Ricard SA (France)                   Manufactures Wines, Spirits, &
                                                Fruit Juices                               447,425             39,993,567
  Fomento Economico
    Mexicano S.A. de C.V.
    (Mexico), (b)                             Soft Drink & Beer Manufacturer               925,200             38,118,240
                                                                                                          ---------------
                                                                                                              320,619,433

HOUSEHOLD PRODUCTS--3.0%
  Henkel KGaA (Germany)                       Consumer Chemical Products
                                                Manufacturer                             1,201,950        $    68,168,258

OTHER CONSUMER GOODS & SERVICES--2.1%
  Swatch Group AG, Bearer
    Shares (Switzerland)                      Watch Manufacturer                           526,100        $    47,767,133
  Swatch Group AG,
    Registered Shares
    (Switzerland)                             Watch Manufacturer                            24,700                450,353
                                                                                                          ---------------
                                                                                                               48,217,486

APPAREL--0.1%
  Fila Holding S.p.A
    (Italy), (a)(b)                           Athletic Footwear & Apparel                2,833,480        $     3,116,828

AUTOMOBILES--2.7%
  Bayerische Motoren Werke
    (BMW) AG (Germany)                        Luxury Automobile Manufacturer             1,620,100        $    62,436,062

AUTOMOTIVE--2.2%
  Compagnie Generale des
    Etablissements Michelin
    (France)                                  Tire Manufacturer                          1,261,500        $    49,341,806

BROADCASTING & PROGRAMMING--3.0%
  Grupo Televisa S.A.
    (Mexico), (b)                             Television Production &
                                                Broadcasting                             1,977,200        $    68,213,400

NAME                                          DESCRIPTION                              SHARES HELD           MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.8% (CONT.)

HUMAN RESOURCES--2.0%
  Michael Page International
    plc (Great Britain)                       Recruitment Consultancy Services          24,736,600        $    45,187,108

MARKETING SERVICES--5.3%
  Publicis Groupe (France)                    Advertising & Media Services               2,534,000        $    68,126,205
  Aegis Group plc
    (Great Britain)                           Media Services                            40,940,200             53,636,631
                                                                                                          ---------------
                                                                                                              121,762,836

PUBLISHING--2.3%
  John Fairfax Holdings
    Limited (Australia)                       Newspaper Publisher                       27,580,400        $    53,334,316

RECREATION & ENTERTAINMENT--0.9%
  Nintendo Company, Ltd.
    (Japan)                                   Video Game Manufacturer                      284,800        $    20,738,210

RETAIL--3.0%
  Signet Group plc
    (Great Britain)                           Jewelry Retailer                          28,446,100        $    42,440,668
  Giordano International
    Limited (Hong Kong)                       Pacific Rim Clothing Retailer &
                                                Manufacturer                            82,924,300             25,787,068
                                                                                                          ---------------
                                                                                                               68,227,736

BANK & THRIFTS--10.4%
  Sanpaolo IMI S.p.A. (Italy)                 Banking Services                           6,565,300        $    61,101,514
  BNP Paribas SA (France)                     Commercial Banking                         1,156,000             58,846,411
  United Overseas Bank
    Limited, Foreign Shares
    (Singapore)                               Commercial Banking                         6,178,368             43,515,812
  Banco Popolare di Verona
    e Novara Scrl (Italy)                     Commercial Banking                         2,938,400             40,225,991
  Svenska Handelsbanken
    AB (Sweden)                               Commercial Banking                         1,498,800             24,564,037
  Kookmin Bank (Korea)                        Commercial Banking                           231,168              6,966,972
                                                                                                          ---------------
                                                                                                              235,220,737

FINANCIAL SERVICES--2.2%
  Credit Suisse Group
    (Switzerland)                             Investment Services & Insurance            1,890,300        $    49,845,923

NAME                                          DESCRIPTION                              SHARES HELD           MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.8% (CONT.)

OTHER FINANCIAL--7.4%
  Daiwa Securities Group
    Inc. (Japan)                              Stock Broker                              15,426,000        $    88,780,883
  Euronext (Netherlands)                      Stock Exchange                             2,774,300             68,905,666
  Deutsche Boerse AG
    (Germany)                                 Electronic Trading Systems                   208,500             11,064,668
                                                                                                          ---------------
                                                                                                              168,751,217

PHARMACEUTICALS--9.8%
  Aventis S.A. (France)                       Pharmaceuticals                            1,338,600        $    73,777,828
  GlaxoSmithKline plc
    (Great Britain)                           Pharmaceuticals                            3,450,300             69,301,941
  Takeda Chemical
    Industries, Ltd. (Japan)                  Pharmaceuticals & Food
                                                Supplements                              1,610,500             59,508,841
  Novartis AG (Switzerland)                   Pharmaceuticals                              590,300             23,403,292
                                                                                                          ---------------
                                                                                                              225,991,902

TELECOMMUNICATIONS--2.5%
  SK Telecom Co., Ltd.
    (Korea)                                   Mobile Telecommunications                    315,660        $    53,909,284
  Telemig Celular
    Participacoes S.A.
    (Brazil)                                  Mobile Telecommunications              1,806,000,000              2,840,621
                                                                                                          ---------------
                                                                                                               56,749,905

TELECOMMUNICATIONS EQUIPMENT--2.9%
  Telefonaktiebolaget LM
    Ericsson, Class B
    (Sweden), (a)                             Mobile & Wired
                                                Telecommunications Products             61,556,000        $    66,229,823

COMPUTER SERVICES--2.1%
  Meitec Corporation
    (Japan)                                   Software Engineering Services              1,613,200        $    49,113,187

AIRPORT MAINTENANCE--0.2%
  Grupo Aeroportuario del
    Sureste S.A. de C.V.
    (Mexico), (b)                             Airport Operator                             242,000        $     3,540,460

NAME                                          DESCRIPTION                              SHARES HELD           MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.8% (CONT.)

DIVERSIFIED CONGLOMERATES--4.9%
  Vivendi Universal SA
    (France), (a)                             Multimedia                                 4,216,400        $    76,881,163
  LVMH Moet Hennessy
    Louis Vuitton SA
    (France)                                  Diversified Luxury Goods                     685,500             34,059,599
  Haw Par Corporation
    Limited (Singapore)                       Healthcare & Leisure Products                 58,338                143,811
                                                                                                          ---------------
                                                                                                              111,084,573

INSTRUMENTS--1.5%
  Orbotech, Ltd. (Israel), (a)                Optical Inspection Systems                 2,041,200        $    33,945,155

MACHINERY & INDUSTRIAL PROCESSING--1.5%
  Metso Corporation
    (Finland)                                 Paper & Pulp Machinery                     3,863,000        $    34,440,963

OTHER INDUSTRIAL GOODS & SERVICES--2.1%
  Chargeurs SA (France)                       Wool, Textile Production
                                                & Trading                                1,050,201        $    27,304,218
  Enodis plc
    (Great Britain), (a)                      Food Processing Equipment                 33,585,320             21,653,413
                                                                                                          ---------------
                                                                                                               48,957,631

TRANSPORTATION SERVICES--2.0%
  Associated British Ports
    Holdings Plc
    (Great Britain)                           Port Operator                              6,916,199        $    45,305,301

CHEMICALS--5.6%
  Akzo Nobel N.V.
    (Netherlands)                             Chemical Producer                          2,824,000        $    74,980,679
  Givaudan (Switzerland)                      Fragrance & Flavor Compound
                                                Manufacturer                               126,900             53,502,718
                                                                                                          ---------------
                                                                                                              128,483,397

  TOTAL COMMON STOCKS (COST: $2,064,368,590)                                                                2,187,023,653

NAME                                                   DESCRIPTION                             PAR VALUE     MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--4.2%

REPURCHASE AGREEMENTS--4.2%
  IBT Repurchase Agreement, 1.00% due 7/1/2003,
    repurchase price $95,002,639 collateralized by
    U.S. Government Agency Securities                                                    $    95,000,000  $    95,000,000
  IBT Repurchase Agreement, 0.75% due 7/1/2003,
    repurchase price $463,033 collateralized by a
    U.S. Government Agency Security                                                      $       463,023          463,023
                                                                                                          ---------------
  TOTAL REPURCHASE AGREEMENT (COST: $95,463,023)                                                               95,463,023

  TOTAL SHORT TERM INVESTMENTS (COST: $95,463,023)                                                             95,463,023

  Total Investments (Cost $2,159,831,613)--100.0%                                                         $ 2,282,486,676
  Foreign Currencies (Cost $2,271,113)--0.1%                                                              $     2,269,856
  Other Liabilities In Excess Of Other Assets--(0.1%)                                                          (3,382,515)
                                                                                                          ---------------
  TOTAL NET ASSETS--100%                                                                                  $ 2,281,374,017
                                                                                                          ===============

(a) Non-income producing security.

(b) Represents an American Depository Receipt.

THE OAKMARK INTERNATIONAL SMALL CAP FUND

      REPORT FROM DAVID G. HERRO AND MICHAEL J. WELSH, PORTFOLIO MANAGERS

[PHOTO OF DAVID G. HERRO AND MICHAEL J. WELSH]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL SMALL CAP FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (6/30/03) AS COMPARED TO THE MSCI WORLD EX U.S. INDEX(19)

                            OISC              MSCI WORLD EX US
10/31/1995               $  10,000                $  10,000
12/31/1995               $   9,630                $  10,684
                         $  10,970                $  11,006
                         $  11,570                $  11,186
                         $  11,590                $  11,195
12/31/1996               $  12,038                $  11,418
                         $  12,080                $  11,241
                         $  13,181                $  12,699
                         $  12,672                $  12,652
12/31/1997               $   9,642                $  11,677
                         $  11,429                $  13,394
                         $   9,892                $  13,499
                         $   8,211                $  11,513
12/31/1998               $  10,529                $  13,868
                         $  13,118                $  14,086
                         $  15,317                $  14,493
                         $  15,439                $  15,114
12/31/1999               $  16,190                $  17,741
                         $  15,387                $  17,839
                         $  15,529                $  17,217
                         $  14,908                $  15,906
12/31/2000               $  14,756                $  15,369
                         $  15,232                $  13,213
                         $  15,777                $  13,075
                         $  13,987                $  11,273
12/31/2001               $  16,671                $  12,080
                         $  18,370                $  12,149
                         $  18,831                $  11,877
                         $  14,641                $   9,547
12/31/2002               $  15,818                $  10,172
                         $  13,882                $   9,406
 6/30/2003               $  17,933                $  11,215

                                                 AVERAGE ANNUAL TOTAL RETURNS(1)

                                                                        SINCE
                                   TOTAL RETURN      (AS OF 6/30/03)  INCEPTION
                                   LAST 3 MONTHS*    1-YEAR   5-YEAR  (11/1/95)
--------------------------------------------------------------------------------
OAKMARK INTERNATIONAL
SMALL CAP FUND                          29.18%        -4.77%   12.63%     7.91%
MSCI World ex. U.S.                     19.22%        -5.58%   -3.64%     1.51%
Lipper International
Small Cap Average(22)                   22.65%        -1.82%    1.71%     7.84%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

*  Not annualized

The Oakmark International Small Cap Fund had a strong quarter, gaining 29%, more than the relevant indices. Markets around the world rebounded from pervasive investor fear which drove prices to a short-term bottom in March.

Strong positive share price performance was widespread in the portfolio. It is a testament to the roller-coaster volatility we have experienced so far in 2003 that the three worst performers of last quarter--Van der Moolen Holding of the Netherlands, Baycorp Advantage in Australia, and Vontobel Holding in Switzerland--were among the best in this one.

As we mentioned last quarter, the long-term fundamentals of each of these businesses remained sound, the gap between price and business value expanded, and we viewed the price declines as an opportunity to increase our position sizes.

Other big positive contributors to the Fund's NAV for the quarter include:
Neopost, the French mailing and shipping machinery manufacturer; Pfeiffer Vacuum Technology, the German-based engineering company; Italian luxury goods company Bulgari S.P.A.; and, Swiss private bank and asset manager Julius Baer Holding.

Even with the strong quarter we still feel excited by the values in the portfolio and the overall quality of the companies we own.

Thank you for your continued confidence.


/s/ David G. Herro                      /s/ Michael J. Welsh

DAVID G. HERRO, CFA                     MICHAEL J. WELSH, CFA, CPA
Portfolio Manager                       Portfolio Manager
dherro@oakmark.com                      mwelsh@oakmark.com

THE OAKMARK INTERNATIONAL SMALL CAP FUND

INTERNATIONAL DIVERSIFICATION--JUNE 30, 2003 (UNAUDITED)

[CHART]

                                                  % OF FUND
                                        EQUITY MARKET VALUE
  ---------------------------------------------------------
-  EUROPE                                             76.8%
     Switzerland                                      18.4%
   * France                                           15.5%
   * Italy                                            10.5%
     Great Britain                                     9.7%
     Denmark                                           6.9%
   * Germany                                           5.1%
   * Netherlands                                       3.5%
     Sweden                                            2.8%
   * Spain                                             2.7%
   * Finland                                           1.7%

-  PACIFIC RIM                                        18.2%
   Australia                                           7.1%
   Japan                                               4.1%
   Korea                                               2.8%
   New Zealand                                         2.4%
   Thailand                                            0.8%
   Philippines                                         0.6%
   Hong Kong                                           0.4%

-  LATIN AMERICA                                       4.5%
   Mexico                                              4.5%

-  NORTH AMERICA                                       0.5%
   Canada                                              0.5%

   * Euro currency countries comprise 39.0% of the Fund.

THE OAKMARK INTERNATIONAL SMALL CAP FUND

SCHEDULE OF INVESTMENTS--JUNE 30, 2003 (UNAUDITED)

NAME                                          DESCRIPTION                              SHARES HELD           MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--96.2%

FOOD & BEVERAGE--5.9%
  Campari Group (Italy)                       Soft Drinks, Wines, &
                                                Spirits Producer                           232,200        $     8,908,548
  Baron De Ley, S.A.
    (Spain), (a)                              Wines & Spirits Manufacturer                 150,985              5,365,381
  Hite Brewery Co., Ltd.
    (Korea)                                   Brewer                                        68,000              3,649,058
  Alaska Milk Corporation
    (Philippines)                             Milk Producer                             49,394,000              2,494,413
  Grupo Continental, S.A.
    (Mexico)                                  Soft Drink Manufacturer                    1,302,100              2,036,575
  Kook Soon Dang Brewery
    Co., Ltd. (Korea)                         Wine & Spirits Manufacturer                   61,400              1,629,452
                                                                                                          ---------------
                                                                                                               24,083,427

HOUSEHOLD PRODUCTS--0.6%
  Societe BIC SA (France)                     Consumer & Office Supplies                    64,800        $     2,527,107

OTHER CONSUMER GOODS & SERVICES--0.3%
  Royal Doulton plc
    (Great Britain), (a)                      Tableware & Giftware                      22,373,000        $     1,155,810

AUTOMOBILES--0.9%
  Ducati Motor Holding
    S.p.A. (Italy), (a)                       Motorcycle Manufacturer                    2,452,900        $     3,696,579

BROADCASTING & PUBLISHING--2.7%
  Tamedia AG (Switzerland)                    TV Broadcasting & Publishing                 184,151        $    11,169,335

BUILDING MATERIALS & CONSTRUCTION--0.8%
  Fletcher Building Limited
    (New Zealand)                             Building Materials Manufacturer            1,489,800        $     3,207,821

HUMAN RESOURCES--1.6%
  DIS Deutscher Industrie
    Service AG (Germany)                      Recruitment Consultancy Services             368,972        $     6,366,981

INFORMATION SERVICES--3.5%
  Baycorp Advantage Limited
    (Australia)                               Credit Reference Services                 15,140,800        $    14,436,132

MARKETING SERVICES--1.9%
  Asatsu-DK, Inc. (Japan)                     Advertising Services Provider                426,700        $     7,652,056

NAME                                          DESCRIPTION                              SHARES HELD           MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--96.2% (CONT.)

PUBLISHING--2.1%
  Recoletos Grupo
    de Comunicacion,
    S.A. (Spain)                              Publisher                                    880,000        $     5,365,466
  Matichon Public
    Company Limited,
    Foreign Shares
    (Thailand)                                Newspaper Publisher                        2,039,500              3,296,553
                                                                                                          ---------------
                                                                                                                8,662,019

RECREATION & ENTERTAINMENT--0.2%
  Square Enix Co., Ltd.
    (Japan)                                   Entertainment Software                        30,400        $       518,542
  Konami Sports
    Corporation (Japan)                       Fitness Centers                               21,500                313,291
                                                                                                          ---------------
                                                                                                                  831,833

RETAIL--10.4%
  Bulgari S.p.A. (Italy)                      Jewelry Manufacturer & Retailer            3,173,700        $    17,707,469
  Carpetright plc
    (Great Britain)                           Carpet Retailer                            1,261,500             12,669,101
  D.F.S. Furniture
    Company plc
    (Great Britain)                           Furniture Retailer & Manufacturer          1,743,600             11,890,033
                                                                                                          ---------------
                                                                                                               42,266,603

BANK & THRIFTS--5.7%
  Jyske Bank A/S
    (Denmark), (a)                            Commercial Banking                           293,700        $    11,872,088
  Vontobel Holding
    AG (Switzerland)                          Commercial Banking                           713,224             11,579,768
                                                                                                          ---------------
                                                                                                               23,451,856

FINANCIAL SERVICES--6.4%
  Van der Moolen Holding
    N.V. (Netherlands)                        International Trading Firm                   974,500        $    13,598,516
  Julius Baer Holding Ltd.,
    Zurich (Switzerland)                      Asset Management                              50,990             12,521,676
                                                                                                          ---------------
                                                                                                               26,120,192

OTHER FINANCIAL--2.4%
  Ichiyoshi Securities
    Co., Ltd. (Japan)                         Stock Broker                               2,480,000        $     7,529,569
  TSX Group Inc. (Canada)                     Stock Exchanges                              101,500              2,059,963
                                                                                                          ---------------
                                                                                                                9,589,532

NAME                                          DESCRIPTION                              SHARES HELD           MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--96.2% (CONT.)

MEDICAL PRODUCTS--3.7%
  Ansell Limited
    (Australia), (a)                          Protective Rubber &
                                                Plastics Products                        3,407,850        $    13,385,975
  Coloplast A/S, Class B
    (Denmark)                                 Healthcare Products &
                                                Services Provider                           23,100              1,788,812
                                                                                                          ---------------
                                                                                                               15,174,787

TELECOMMUNICATIONS--0.4%
  Asia Satellite
    Telecommunications
    Holdings Limited
    (Hong Kong)                               Satellite Operator                         1,066,000        $     1,756,583

COMPUTER SERVICES--4.7%
    Morse Plc (Great Britain)                 Business & Technology Solutions            5,734,300        $    12,370,954
    Sopra Group (France)                      Computer Engineering                         128,430              3,900,491
    Alten (France), (a)                       Systems Consulting & Engineering             298,141              2,623,808
                                                                                                          ---------------
                                                                                                               18,895,253

COMPUTER SYSTEMS--2.4%
    Lectra (France), (a)                      Manufacturing Process Systems              1,718,500        $     9,687,116

OFFICE EQUIPMENT--4.6%
    Neopost SA (France), (a)                  Mailroom Equipment Supplier                  435,600        $    18,541,227

AIRPORT MAINTENANCE--7.1%
  Grupo Aeroportuario
    del Sureste S.A. de C.V.
    (Mexico), (b)                             Airport Operator                           1,064,000        $    15,566,320
  Kobenhavns Lufthavne
    A/S (Copenhagen
    Airports A/S) (Denmark)                   Airport Management & Operations              162,700             13,229,076
                                                                                                          ---------------
                                                                                                               28,795,396

NAME                                          DESCRIPTION                              SHARES HELD           MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--96.2% (CONT.)

DIVERSIFIED CONGLOMERATES--6.3%
  Pargesa Holding AG
    (Switzerland)                             Diversified Operations                         5,374        $    10,974,973
  Financiere Marc de
    Lacharriere SA (Fimalac)
    (France)                                  Diversified Operations                       318,270              8,787,307
  Tae Young Corp. (Korea)                     Heavy Construction                           169,500              5,832,106
  Financiere Marc
    de Lacharriere SA
    (Fimalac), Warrants
    (France)                                  Diversified Operations                        31,866                 77,350
                                                                                                          ---------------
                                                                                                               25,671,736

INSTRUMENTS--1.6%
  Vaisala Oyj, Class A
    (Finland)                                 Atmospheric Observation Equipment            329,700        $     6,675,449

MACHINERY & INDUSTRIAL PROCESSING--7.7%
  Pfeiffer Vacuum Technology
    AG (Germany)                              Vacuum Pump Manufacturer                     498,140        $    13,466,916
  Alfa Laval (Sweden)                         Filtration & Separation Equipment          1,133,100             10,844,622
  Carbone Lorraine
    SA (France)                               Electrical Systems Manufacturer              258,582              7,035,230
                                                                                                          ---------------
                                                                                                               31,346,768

OTHER INDUSTRIAL GOODS & SERVICES--4.7%
  Schindler Holding AG
    (Switzerland), (a)                        Elevator & Escalator Manufacturer             71,900        $    12,657,421
  LISI (France)                               Industrial Fastener Manufacturer             241,813              6,487,197
                                                                                                          ---------------
                                                                                                               19,144,618

PRODUCTION EQUIPMENT--2.9%
  Interpump Group S.p.A.
    (Italy)                                   Pump & Piston Manufacturer                 2,688,500        $    10,917,762
  NSC Groupe (France)                         Textile Equipment Manufacturer                12,316                970,530
                                                                                                          ---------------
                                                                                                               11,888,292

TRANSPORTATION SERVICES--1.5%
  Mainfreight Limited
    (New Zealand)                             Logistics Services                         7,765,726        $     6,105,243

                                                                                   SHARES HELD/
NAME                                                DESCRIPTION                       PAR VALUE              MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--96.2% (CONT.)

CHEMICALS--3.2%
  Gurit-Heberlein
    AG (Switzerland)                                Chemical Producer                    26,404           $    13,085,306

  TOTAL COMMON STOCKS (COST: $380,434,570)                                                                    391,985,057

SHORT TERM INVESTMENTS--3.8%

U.S. GOVERNMENT BILLS--1.2%
  United States Treasury Bills, 0.95% due 7/3/2003                              $     5,000,000           $     4,999,736

  TOTAL U.S. GOVERNMENT BILLS (COST: $4,999,736)                                                                4,999,736

REPURCHASE AGREEMENTS--2.6%
  IBT Repurchase Agreement, 1.00% due 7/1/2003,
    repurchase price $9,000,250 collateralized by
    U.S. Government Agency Securities                                           $     9,000,000           $     9,000,000
  IBT Repurchase Agreement, 0.75% due 7/1/2003,
    repurchase price $1,427,427 collateralized by a
    U.S. Government Agency Security                                                   1,427,397                 1,427,397
                                                                                                          ---------------

  TOTAL REPURCHASE AGREEMENT (COST: $10,427,397)                                                               10,427,397

  TOTAL SHORT TERM INVESTMENTS (COST: $15,427,133)                                                             15,427,133
  Total Investments (Cost $395,861,703)--100.0%                                                           $   407,412,190
  Foreign Currencies (Cost $231,440)--0.1%                                                                $       232,517
  Other Liabilities In Excess Of Other Assets--(0.1%)                                                            (263,871)
                                                                                                          ---------------
  TOTAL NET ASSETS--100%                                                                                  $   407,380,836
                                                                                                          ===============

(a) Non-income producing security.

(b) Represents an American Depository Receipt.

This material must be preceded or accompanied by a prospectus. To order a prospectus, which explains management fees and expenses and the special risks of investing in the funds, visit www.oakmark.com or call 1-800-OAKMARK. Please read the prospectus carefully before investing.

The discussion of investments and investment strategy of the funds represents the investments of the funds and the views of fund managers and Harris Associates L.P., the funds' investment adviser, at the time of this article, and are subject to change without notice.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost.

INVESTING IN VALUE STOCKS PRESENTS THE RISK THAT VALUE STOCKS MAY FALL OUT OF FAVOR WITH INVESTORS AND UNDERPERFORM GROWTH STOCKS DURING GIVEN PERIODS.

THE OAKMARK SELECT FUND CLOSED TO NEW INVESTORS AS OF 5/4/01.

BECAUSE THE OAKMARK SELECT FUND IS NON-DIVERSIFIED, THE PERFORMANCE OF EACH HOLDING WILL HAVE A GREATER IMPACT ON THE FUND'S TOTAL RETURN, AND MAY MAKE THE FUND'S RETURN MORE VOLATILE THAN A MORE DIVERSIFIED FUND.

THE OAKMARK INTERNATIONAL SMALL CAP FUND CLOSED TO NEW INVESTORS AS OF 5/10/02.

INVESTING IN FOREIGN SECURITIES REPRESENTS RISKS WHICH IN SOME WAY MAY BE GREATER THAN IN U.S. INVESTMENTS. THOSE RISKS INCLUDE: CURRENCY FLUCTUATION; DIFFERENT REGULATION, ACCOUNTING STANDARDS, TRADING PRACTICES AND LEVELS OF AVAILABLE INFORMATION; GENERALLY HIGHER TRANSACTION COSTS; AND POLITICAL RISKS.

THE STOCKS OF SMALLER COMPANIES OFTEN INVOLVE MORE RISK THAN THE STOCKS OF LARGER COMPANIES. STOCKS OF SMALL COMPANIES TEND TO BE MORE VOLATILE AND HAVE A SMALLER PUBLIC MARKET THAN STOCKS OF LARGER COMPANIES. SMALL COMPANIES MAY HAVE A SHORTER HISTORY OF OPERATIONS THAN LARGER COMPANIES, MAY NOT HAVE AS GREAT AN ABILITY TO RAISE ADDITIONAL CAPITAL AND MAY HAVE A LESS DIVERSIFIED PRODUCT LINE, MAKING THEM MORE SUSCEPTIBLE TO MARKET PRESSURE.

THE OAKMARK EQUITY AND INCOME FUND INVESTS IN MEDIUM AND LOWER-QUALITY DEBT SECURITIES WHICH HAVE HIGHER YIELD POTENTIAL BUT PRESENT GREATER INVESTMENT AND CREDIT RISK THAN HIGHER-QUALITY SECURITIES.

  1. Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

     The performance information for The Oakmark Select Fund, The Oakmark Small Cap Fund, The Oakmark Global Fund, The Oakmark International Fund and The Oakmark International Small Cap Fund does not reflect the imposition of a 2% redemption fee on shares held by an investor less than 90 days. The purpose of this redemption fee is to deter market timers.

  2. Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

  3. During the period since inception (8/4/99 - 6/30/03), IPOs contributed an annualized 2.18% to the performance of The Oakmark Global Fund. As the IPO environment changes and the total net assets of the Fund grow, the impact of IPOs on performance is expected to diminish. "IPO" stands for Initial Public Offering, which is the first sale of stock by a company to the public.

  4. The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. This index is unmanaged and investors cannot actually make investments in this index.

  5. EPS refers to Earnings Per Share and is calculated by dividing total earnings by the number of shares outstanding.

  6. The Price-Earnings Ratio ("P/E") is the most common measure of how expensive a stock is.

  7. The Dow Jones Industrial Average is an unmanaged index that includes only 30 big companies. This index is unmanaged and investors cannot actually make investments in this index.

  8. The Lipper Large Cap Value Fund Index measures the performance of the thirty largest U.S. large-cap value funds tracked by Lipper. This index is unmanaged and investors cannot actually make investments in this index.

  9. The S&P MidCap 400 is an unmanaged broad market-weighted index of 400 stocks that are in the next tier down from the S&P 500 and that are chosen for market size, liquidity, and industry group representation. This index is unmanaged and investors cannot actually make investments in this index.

 10. The Lipper Mid Cap Value Fund Index measures the performance of the thirty largest U.S. mid-cap value funds tracked by Lipper. This index is unmanaged and investors cannot actually make investments in this index.

 11. The Russell 2000 Index is an unmanaged, market-weighted index, with dividends reinvested, of 2,000 small companies, formed by taking the largest 3,000 small companies and eliminating the largest 1,000 of those companies. This index is unmanaged and investors cannot actually make investments in this index.

 12. The S&P Small Cap 600 Index measures the performance of selected U.S. stocks with small market capitalizations. This index is unmanaged and investors cannot actually make investments in this index.

 13. The Lipper Small Cap Value Fund Index measures the performance of the thirty largest U.S. small-cap value funds tracked by Lipper. This index is unmanaged and investors cannot actually make investments in this index.

 14. The Lipper Balanced Fund Index measures the performance of the thirty largest U.S. balanced funds tracked by Lipper. This index is unmanaged and investors cannot actually make investments in this index.

 15. The Lehman Govt./Corp. Bond Index is an unmanaged index that includes the Lehman Government and Lehman Corporate indices. This index is unmanaged and investors cannot actually make investments in this index.

 16. The MSCI World Index is made up of 20 country sub-indexes, including the stock exchanges of the U.S., Europe, Canada, Australia and New Zealand, and the Far East. This index is unmanaged and investors cannot actually make investments in this index.

 17. The Lipper Global Fund Index measures the performance of the 30 largest mutual funds that invest in securities throughout the world. This index is unmanaged and investors cannot actually make investments in this index.

 18. NAV stands for Net Asset Value. NAV is the dollar value of a single mutual fund share, based on the value of the underlying assets of the fund minus its liabilities divided by the number of shares outstanding.

 19. The Morgan Stanley World Ex U.S. Index is made up of 19 country sub-indexes, excluding the U.S. This index is unmanaged and investors cannot actually make investments in this index.

 20. Morgan Stanley Capital International Europe, Australasia and Far East Index ("EAFE") is an unmanaged index of companies throughout the world in proportion to world stock market capitalizations, excluding the U.S. and Canada. This index is unmanaged and investors cannot actually make investments in this index.

 21. The Lipper International Fund Index reflects the net asset value weighted total return of the 30 largest international equity funds. This index is unmanaged and investors cannot actually make investments in this index.

 22. The Lipper International Small Cap Average includes 100 mutual funds that invest in securities whose primary markets are outside of the U.S. This index is unmanaged and investors cannot actually make investments in this index.

THE OAKMARK FAMILY OF FUNDS

INVESTMENT PHILOSOPHY

All Oakmark managers follow a consistent investment philosophy--to invest in companies they believe are trading at a substantial discount to underlying business value. Critical to this philosophy is to invest with management teams who are committed to maximizing the company's business value.

THREE KEY TENETS OF OUR INVESTMENT PHILOSOPHY:

1 Buy businesses trading at a significant discount to our estimate of true business value.

2  Invest in companies expected to grow shareholder value over time.

3  Invest with management teams who think and act as owners.

INVESTMENT PROCESS

We seek to identify undervalued companies through an intensive, in-house research process. This process is not based on macro-economic factors, such as the performance of the economy or the direction of interest rates. Nor is it based on technical factors, such as the performance of the stock market itself. And, while some value managers might use only one summary statistic--such as price-earnings ratio--our investment professionals take a more in-depth approach using a range of valuation measures appropriate for a specific company or industry.

From the universe of thousands of equity securities, our team generates investment ideas through a variety of methods. If a security appears attractive, detailed quantitative and qualitative research follows. This careful process of identifying undervalued stocks results in an "approved list."

THE RESULT: A unified effort aimed at identifying the best values in the marketplace. From the list of approved stocks, each fund manager constructs a relatively focused portfolio, built on a stock-by-stock basis from the bottom up.

                                     INVEST
     Managers select stocks from the approved list for their specific funds

                                  APPROVED LIST
                       Securities available for investment

                      QUANTITATIVE AND QUALITATIVE RESEARCH
 Rigorous analysis is performed to ensure that the stock meets our strict value standards

                                CRITERIA SCREENS
       Managers and research team screen for stocks that are worth further consideration

                   UNIVERSE OF THOUSANDS OF EQUITY SECURITIES
                       All stocks available for investment

                          BOTTOM-UP INVESTMENT PROCESS

[SIDENOTE]

WHO SHOULD INVEST
Any investor who is seeking a disciplined value manager for the purposes of growing and diversifying a portfolio should consider one of the Oakmark funds, keeping in mind that all equity investments should be considered long-term investments. As value investors, we recognize that patience is a virtue and believe that, over the long term, investors are rewarded for their patience. We generally hold the companies in which we invest for three to five years, a time horizon that we encourage our shareholders to consider as well.

HOW TO USE VALUE FUNDS IN AN OVERALL PORTFOLIO
Investment styles tend to move in cycles. One style may be in favor for a few years while the other is out of favor, and vice versa. Diversifying the stock portion of your portfolio to include value and momemtum/growth investment styles may help reduce overall volatility--and potentially provide more consistent returns over time.

THE OAKMARK GLOSSARY

BOOK VALUE - A company's common stock equity as it appears on a balance sheet, equal to total assets minus liabilities, preferred stock, and intangible assets such as goodwill. A company's book value often differs substantially from economic value, especially in industries such as media.

BUSINESS VALUE/INTRINSIC VALUE - The perceived or estimated actual value of a security, as opposed to its current market price or book value. Business value can be evaluated based on what a knowledgeable buyer would pay for a business if the company were sold in its entirety.

GROWTH INVESTING - Investors who look for companies based on whether the stock of a company is growing earnings and/or revenue faster than the industry as a whole or the overall market. Growth investors generally expect high rates of growth to persist, and the stock, in turn, to deliver returns exceeding the market's. A growth mutual fund is generally one that emphasizes stocks believed to offer above-average growth prospects, with little to no emphasis on the stock's current price.

M & A (MERGERS & ACQUISITIONS) - Merger: the combining of two or more entities into one, through a purchase acquisition or a pooling of interests. Acquisition: can also be called a takeover, and is defined as acquiring control of a corporation, called a target, by stock purchase or exchange, either hostile or friendly.

MARKET CAPITALIZATION (MARKET CAP OR CAP) - The market price of an entire company on any given day, calculated by multiplying the number of shares outstanding by the price per share.

MOMENTUM INVESTING - Approach to investing based on the belief that stock price trends are likely to continue. Momentum investors tend to buy stocks that have been outperforming the market and to sell those stocks when their relative performance deteriorates. Momentum investors do not consider a company's underlying value or fundamentals in their investment decisions.

MULTIPLE - A ratio used to measure a stock's valuation, usually greater than 1. Sometimes used to mean price/earnings ratio.

P/B OR PRICE-TO-BOOK RATIO - A stock's capitalization divided by its book value. The value is the same whether the calculation is done for the whole company or on a per-share basis.

P/E OR PRICE-TO-EARNINGS RATIO - The most common measure of a stock's valuation. It is equal to a stock's capitalization divided by its after-tax earnings over a 12-month period. The value is the same whether the calculation is done for the whole company or on a per-share basis. Equivalently, the cost an investor in a given stock must pay per dollar of current annual earnings. Also called earnings multiple.

SHARE REPURCHASE - Program through which a corporation buys back its own shares in the open market, typically an indication that the corporation's management believes the stock price is undervalued.

VALUE INVESTING - Investors who utilize valuation measures such as business value (including growth rate), price/earnings ratio, price/book ratio, and yield to gauge the attractiveness of a company. Managers who employ a value investment style believe that the true, underlying value of a company is not reflected in its current share price, and, over time, the price has potential to increase as the market recognizes the overall value of the business. Value stocks sell at relatively low prices in relation to their underlying business value, earnings, or book value.

   Stocks become undervalued for a variety of reasons, including an overall market decline, or when a specific industry falls into disfavor and investors view all companies in that industry in the same light. Consequently, an individual company's stock price may fall, even though it may be only temporarily affected by the industry's problems and its underlying value has remained unchanged.

"x TIMES EARNINGS" ("12 TIMES EARNINGS") - Another way to express a stock's price-to-earnings (P/E) ratio. A stock with a P/E ratio of 12 sells at 12 times earnings.

THE OAKMARK FAMILY OF FUNDS

      TRUSTEES AND OFFICERS

      TRUSTEES
         Victor A. Morgenstern--CHAIRMAN
         Michael J. Friduss
         Thomas H. Hayden
         Christine M. Maki
         Allan J. Reich
         Marv Rotter
         Burton W. Ruder
         Peter S. Voss
         Gary Wilner, M.D.

      OFFICERS
         Robert M. Levy--PRESIDENT
         James P. Benson--VICE PRESIDENT
         Henry R. Berghoef--VICE PRESIDENT
         Kevin G. Grant--VICE PRESIDENT
         David G. Herro--VICE PRESIDENT
         Gregory L. Jackson--VICE PRESIDENT
         Clyde S. McGregor--VICE PRESIDENT
         Anita M. Nagler--VICE PRESIDENT
         William C. Nygren--VICE PRESIDENT
         John R. Raitt--EXECUTIVE VICE PRESIDENT
         Janet L. Reali--VICE PRESIDENT AND SECRETARY
         Ann W. Regan--VICE PRESIDENT--SHAREHOLDER OPERATIONS AND
           ASSISTANT SECRETARY
         Edward A. Studzinski--VICE PRESIDENT
         Michael J. Welsh--VICE PRESIDENT
         Kristi L. Rowsell--TREASURER
         John J. Kane--ASSISTANT TREASURER

      OTHER INFORMATION

      INVESTMENT ADVISER
         Harris Associates L.P.
         Two North LaSalle Street
         Chicago, Illinois 60602-3790

      TRANSFER AGENT
         CDC IXIS Asset Management Services, Inc.
         Boston, Massachusetts

      LEGAL COUNSEL
         Bell, Boyd & Lloyd LLC
         Chicago, Illinois

      INDEPENDENT AUDITORS
         Deloitte & Touche LLP
         Chicago, Illinois

      FOR MORE INFORMATION:
         Please call 1-800-OAKMARK
         (1-800-625-6275)
         or 617-449-6274

      WEBSITE
         www.oakmark.com

                      FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. We believe that well-informed shareholders are more likely to be patient shareholders. Our preference to share our thoughts and opinions also recognizes your right to understand our investment process. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate", "may", "will", "expect", "believe", "plan" and other similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

The "forward looking statements" speak only as of the date of this report and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise. This report must be preceded or accompanied by a Prospectus. Please read the Prospectus carefully for a discussion of fees, expenses and risks. You may obtain a copy of the Prospectus by calling 1-800-625-6275 or by visiting our website (www.oakmark.com).


This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds.
No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds.

                                 P.O. BOX 219558
                           KANSAS CITY, MO 64121-9558


[OAKMARK FAMILY OF FUNDS LOGO]

                                  1-800-OAKMARK
                                 www.oakmark.com

The Oakmark Funds are distributed by Harris Associates Securities L.P., member NASD. Date of first use: July 2003.